As filed with the Securities and Exchange Commission on August 22, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
 REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices - Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer and President
 Neuberger Berman Advisers Management Trust
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549 0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

Following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust

U.S. Equity Index PutWrite Strategy Portfolio

(Formerly Absolute Return Multi-Manager Portfolio)

S Class Shares

Semi-Annual Report

June 30, 2017

S0117 08/17

U.S. Equity Index PutWrite Strategy Portfolio Commentary*

The Neuberger Berman Advisers Management Trust (AMT) U.S. Equity Index PutWrite Strategy Portfolio (formerly, AMT Absolute Return Multi-Manager Portfolio) Class S generated a total return of 2.26% for the six months ended June 30, 2017, trailing the 6.75% return of its new primary benchmark, a blend of 85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index (Blended Index), for the same period.

For the period from January 1, 2017 through April 30, 2017, the Fund had a total return of 0.97%, trailing its prior primary benchmark, the HFRX Global Hedge Fund Index, which returned 2.09% for the same period. The Fund's allocation to long/short equity strategies was responsible for the vast majority of gains, followed by gains from merger arbitrage/event driven and credit. The allocation to managed futures was the only detractor for the period.

On May 1, 2017, the AMT Absolute Return Multi-Manager Portfolio was converted to the AMT U.S. Equity Index PutWrite Strategy Portfolio and is now managed by the Neuberger Berman Option Group, led by Senior Portfolio Manager, Derek Devens. Effective on that date, the Fund began comparing its performance to the Blended Index rather than the HFRX Global Hedge Fund Index to correspond with the Fund's revised investment goals and principal investment strategies.

For the period from May 1, 2017 through June 30, 2017, the Fund had a total return of 1.28%, underperforming the Blended Index, which returned 1.84% for the same period. These results are consistent with our expectations of providing "structurally" lower volatility equity index exposure through index put writing. Shareholders should keep in mind that the Fund's upside can be limited in a strong bull market.

The Fund's investment strategy seeks to collect index put option premiums and hold a fixed income portfolio, typically consisting of cash and limited duration U.S. Treasury Notes that "collateralizes" the short index put option positions, if necessary. The market value of the Fund's fixed income portfolio is generally equal to the short index put option portfolio's aggregate notional value, rendering the strategy unlevered.

Index put option premiums have historically increased during times of greater market uncertainty, which we believe can allow the Fund to partially offset declines during periods of equity market stress as well as provide an opportunity to improve its total return potential. The setting of option premiums is a continuous process that assimilates investor sentiments and market risk factors into explicit estimates of prospective index price distributions for specific time horizons, i.e., option implied volatilities. The CBOE S&P 500 Volatility Index (VIX) and CBOE Russell 2000 Volatility Index (RVX) are two popular measures of implied volatilities relevant to the Fund's investment strategy. Both indexes remained relatively flat over the time period May 1, 2017 through June 30, 3017 with the VIX beginning the period just over 10 and finishing just over 11, while the RVX started and concluded near 15. However, market volatility experienced a unique moment during this period, jumping from 10.65 to 15.59 on May 17, 2017, with an intra-day high over 16 the next day, before reverting back to more routine ranges over the next three days. The increased frequency of such flinches may intensify the benefits of a systematic, unlevered, methodical options investment approach that we believe can limit the potentially detrimental effects of increased volatility.

The Fund's aggregate use of swaps, forwards, futures and options contributed to performance during the period January 1, 2017 through April 30, 2017. Effective May 1, 2017, the Fund's principal investment strategy employs an options strategy and as such please see the performance of the Fund for the period from May 1, 2017 through June 30, 2017 as discussed above.

With each passing month, the likelihood of rising interest rates seems to increase, which raises questions about the potential impact on the Fund's fixed income exposures. The market value of the Fund's cash and short-duration U.S. Treasury positions, which had an average duration of less than one year, was roughly unchanged for the period May 1, 2017 through June 30, 3017. Despite a long history of interest rate data, most modern investment strategies have performance histories that only span a few brief periods of significantly rising interest rates. So, we believe that looking at history offers only a limited perspective. However, we remain firm in our conviction that the Fund's limited duration exposure has the potential to help the Fund avoid significant losses should interest rates increase substantially. Further, in our opinion, any increased equity market volatility will likely lead to higher option premiums, which may improve the return prospects of the Fund's index put writing strategy.

Sincerely,

DEREK DEVENS
PORTFOLIO MANAGER

*  Effective May 1, 2017, Absolute Return Multi-Manager Portfolio changed its name to U.S. Equity Index PutWrite Strategy Portfolio.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

U.S. Equity Index PutWrite Strategy Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Common Stocks	0.0%
Corporate Bond	0.0
Loan Assignments	0.3
Rights	0.1
U.S. Government Agency Securities	46.0
U.S. Treasury Obligations	53.4
Warrant	0.0
Put Options Written	(0.9)
Short-Term Investment	0.8
Other Assets Less Liabilities	0.3 *
Total	100.0%

*  Percentage includes appreciation/depreciation from swaps.

PERFORMANCE HIGHLIGHTS1

		Six Month Period Ended	Average Annual Total Return Ended 06/30/2017
	Inception Date	06/30/2017	1 Year	Life of Fund
U.S. Equity Index PutWrite Strategy Portfolio Class S*	05/01/2014	2.26%	3.25%	–1.13%
85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index[2,3]		6.75%	13.17%	7.51%
HFRX® Global Hedge Fund Index[2,3]		2.56%	6.00%	0.11%
S&P 500® Index[2,3]		9.34%	17.90%	10.59%
Bloomberg Barclays U.S. Aggregate Bond Index**,2,3		2.27%	–0.31%	2.73%

PERFORMANCE HIGHLIGHTS TABLE DISCLOSURE

*  Prior to May 1, 2017, the Fund had different investment goals, fees and expenses, principal investment strategies and portfolio managers. Please also see Endnote 1.

**  Effective August 24, 2016, the Barclays U.S. Aggregate Bond Index changed its name to the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2017 is 2.57% for Class S shares (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratio for fiscal year 2017 is 1.05% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2017 can be found in the Financial Highlights section of this report.

Endnotes

1  The Fund was relatively small prior to December 31, 2014, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund. Effective May 1, 2017, Absolute Return Multi-Manager Portfolio changed its name to the U.S. Equity Index PutWrite Strategy Portfolio and changed its investment goal, fees and expenses, principal investment strategies, risks and portfolio managers. Prior to that date, the Fund had a higher management fee, different expenses, and a different goal and principal investment strategies, which included a multi-manager strategy, and risks. Its performance prior to that date might have been different if the current fees and expenses, goal, and principal investment strategies had been in effect.

2  The date used to calculate Life of Fund performance for the index is May 1, 2014, the Fund's commencement of operations. Effective May 1, 2017, the Fund began comparing its performance to the 85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index rather than the HFRX Global Hedge Fund Index to correspond with the Fund's revised principal investment strategy, as discussed in Endnote 1 above and Note A in the Notes to Financial Statements

3  The 85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index is a blended index composed of 85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index, and is rebalanced monthly. The CBOE S&P 500 PutWrite Index tracks the value of a passive investment strategy which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis. The CBOE Russell 2000 PutWrite Index tracks the value of a passive investment strategy which consists of overlaying Russell 2000 (RUT) short put options over a money market account invested in one-month Treasury bills. The RUT puts are struck at-the-money and are sold on a monthly basis. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds for each HFRX Index are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The HFRX Index is rebalanced quarterly. The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency). The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that individuals cannot invest directly in any index. The HFRX Global Hedge Fund Index does take into account fees and expenses, but not tax consequences, of investing since it is based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") transferred to Neuberger Berman Fixed Income LLC ("NBFI") its rights and obligations pertaining to all services it provided to the Fund under any investment management, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed NBIA. In addition, on the date of the transfer, the services previously provided by NB Alternative Investment Management LLC ("NBAIM") are provided by NBIA. Following the consolidation, the investment professionals of NBM and NBAIM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees theFund pays under its Agreements.

On July 1, 2016, NBM was reorganized into Neuberger Berman LLC ("Neuberger Berman")(the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman. On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund.

You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which you can obtain by calling 877.628.2583.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2017 Neuberger Berman BD LLC. All rights reserved.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO***

Actual	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During the Period 1/1/2017 – 6/30/2017
Class S	$1,000.00	$1,022.60	$11.63	*
Hypothetical (5% annual return before expenses)
Class S	$1,000.00	$1,013.29	$11.58	**

*  Expenses are equal to the annualized expense ratio of 2.32%, multiplied by the average account value over the period, multiplied by 181/365 (to refelect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratio of 2.32%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

***  As further described in Note A of Notes to Financial Statements, effective May 1, 2017, the Fund changed its expenses in connection with its investment strategy and name change. As such, the example reflects the expenses of the Absolute Return Multi-Manager Portfolio through April 30, 2017 and the U.S. Equity Index PutWrite Strategy Portfolio from May 1 through June 30, 2017.

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio# (Unaudited) June 30, 2017

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 53.4%
	U.S. Treasury Notes
$2,000,000	1.00%, 3/15/2019(a)(l)	$1,987,578
2,000,000	0.88%, 6/15/2019	1,980,546
2,000,000	1.63%, 3/15/2020(a)(l)	2,006,172
2,000,000	1.63%, 6/30/2020(l)	2,003,360
	Total U.S. Treasury Obligations (Cost $7,990,663)	7,977,656
U.S. Government Agency Securities 46.0%
1,000,000	Federal Agricultural Mortgage Corp. 1.64%, 4/17/2020	998,813
1,000,000	FFCB 1.18%, 10/18/2019	990,654
1,500,000	FHLB 1.00%, 9/26/2019	1,484,829
1,700,000	FHLMC 1.50%, 1/17/2020	1,697,210
1,700,000	FNMA 1.75%, 6/20/2019	1,711,229
	Total U.S. Government Agency Securities (Cost $6,897,809)	6,882,735
Loan Assignments 0.3%(b)
Pharmaceuticals 0.0%(f)
— (c)	Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan BF1 5.98%, 4/1/2022	—	(d)
Semiconductors & Semiconductor Equipment 0.3%
42,517	SunEdison, Inc., 2nd Lien Term Loan 13.02%, 12/31/2100	42,801
9,107	SunEdison, Inc., 2nd Lien Term Loan A2 12.75%, 7/2/2018(e)	854
		43,655
	Total Loan Assignments (Cost $50,980)	43,655
NO. OF RIGHTS
Rights 0.1%
Biotechnology 0.0%(f)
500	Chelsea Therapeutics, Inc. Escrow (H Lundbeck A/S), CVR (Denmark)*(g)(h)	—
500	Dyax Corp., CVR*(h)	624
225	Tobira Therapeutics, Inc.*(g)(h)	3,092
		3,716
NO. OF RIGHTS		VALUE
Food & Staples Retailing 0.0%(f)
1,000	Safeway, Inc. (Casa Ley), CVR*(h)	$250
1,000	Safeway, Inc. (Property Development Centers), CVR*(g)(h)	—
		250
Health Care Providers & Services 0.0%(f)
204	Community Health Systems, Inc., CVR*	4
Media 0.1%
2,550	Media General, Inc., CVR*(g)(h)	4,361
	Total Rights (Cost $7,443)	8,331
SHARES
Common Stocks 0.0%(f)
Capital Markets 0.0%
3,261	Aretec Group, Inc., Class A*(g)(h)(i)	—
Insurance 0.0%(f)
1,021	Syncora Holdings Ltd.*	2,246
Oil, Gas & Consumable Fuels 0.0%(f)
450	InterOil Corp. (Singapore)*(g)(h)	1,881
	Total Common Stocks (Cost $35,176)	4,127
PRINCIPAL AMOUNT
Corporate Bond 0.0%
Oil, Gas & Consumable Fuels 0.0%
$18,000	Midstates Petroleum Co., Inc. Escrow 10.00%, 6/1/2020 (Cost $—)(e)(g)(h)	—
NO. OF WARRANTS
Warrant 0.0%
Biotechnology 0.0%
11,740	Novelion Therapeutics, Inc. (Canada) (Cost $—)*(g)(h)	—

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio# (Unaudited) (cont'd)

SHARES		VALUE
Short-Term Investment 0.8%
Investment Company 0.8%
123,487	Invesco Government & Agency Portfolio, Institutional Class, 0.93% (Cost $123,487)(j)	$123,487
	Total Investments 100.6% (Cost $15,105,558)	15,039,991
	Liabilities Less Other Assets (0.6%)(k)	(90,018)
	Net assets 100.0%	$14,949,973

#  Effective May 1, 2017. Formerly, Absolute Return Multi-Manager Portfolio through April 30, 2017.

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps and/or options written with a total value of $3,993,750.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of June 30, 2017 and changes periodically.

(c)  Amount represents less than one share.

(d)  Amount less than one dollar.

(e)  Defaulted security.

(f)  Represents less than 0.05% of net assets.

(g)  Security fair valued as of June 30, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at June 30, 2017 amounted to $9,334, which represents 0.1% of net assets of the Fund.

(h)  Illiquid security.

(i)  Issuer filed for bankruptcy.

(j)  Represents 7-day effective yield as of June 30, 2017.

(k)  Includes the impact of the Fund's open positions in derivatives at June 30, 2017.

(l)  All or a portion of this security is pledged with the custodian for options written.

Abbreviations

CVR  Contingent Value Rights

FFCB  Federal Farm Credit Bank

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corp.

FNMA  Federal National Mortgage Association

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio# (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

For the six months ended June 30, 2017, the average notional value of futures for the Fund was $(548,449) for short positions.

At June 30, 2017, there were no open positions in futures for the Fund.

Forward foreign currency contracts ("forward contracts")

For the six months ended June 30, 2017, the average notional value of forward contracts for the Fund was $376,418.

At June 30, 2017, there were no open forward contracts for the Fund.

Equity swap contracts ("equity swaps")

At June 30, 2017, the Fund had outstanding equity swaps* as follows:

Counterparty	Description	Expiration Date(s)	Value
JPMorgan Chase Bank, NA	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	2/2/2018- 5/11/2018	$743

*  The following table represents the individual long positions and related values of the equity swaps with JPMorgan Chase Bank, NA as of June 30, 2017.

Reference Entity	Shares	Notional Value(a)(b)		Net Unrealized Appreciation/ (Depreciation)
Long Positions
United States
Safeway, Inc.	3,007	$0	(e)	$752	(c)
Safeway, Inc.	3,007	0	(e)	0	(c)(d)(e)
Total Long Positions of Equity Swaps				752
Financing Costs and Other Receivables/(Payables)				(9)
Equity Swaps, at value—JPMorgan Chase Bank, NA				$743
Financing Costs and Other Receivables/(Payables)—Morgan Stanley Capital Services LLC				$1,154
Total Equity Swaps, at value				$1,897

(a)  Notional value represents the value (including any fees or commissions) of the long positions when they were established.

(b)  For the six months ended June 30, 2017, the average notional value of equity swaps for the Fund was $551,734 for long positions and $(631,808) for short positions.

(c)  Illiquid security.

(d)  Security fair valued as of June 30, 2017 in accordance with procedures approved by the Board of Trustees.

(e)  Amount less than one dollar.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio# (Unaudited) (cont'd)

Written option contracts ("options written")

At June 30, 2017, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Russell 2000 Index, Put	1	$1,390	7/7/2017	$(308)
Russell 2000 Index, Put	1	1,400	7/7/2017	(505)
Russell 2000 Index, Put	1	1,415	7/7/2017	(1,060)
Russell 2000 Index, Put	1	1,425	7/7/2017	(1,635)
Russell 2000 Index, Put	1	1,400	7/14/2017	(930)
Russell 2000 Index, Put	2	1,405	7/14/2017	(2,180)
Russell 2000 Index, Put	1	1,415	7/14/2017	(1,490)
Russell 2000 Index, Put	2	1,405	7/21/2017	(2,770)
Russell 2000 Index, Put	2	1,415	7/21/2017	(3,650)
Russell 2000 Index, Put	3	1,400	7/28/2017	(5,217)
S&P 500 Index, Put	7	2,430	7/7/2017	(9,800)
S&P 500 Index, Put	6	2,435	7/7/2017	(10,140)
S&P 500 Index, Put	3	2,425	7/14/2017	(5,025)
S&P 500 Index, Put	3	2,430	7/14/2017	(5,655)
S&P 500 Index, Put	7	2,435	7/14/2017	(14,840)
S&P 500 Index, Put	1	2,435	7/21/2017	(2,460)
S&P 500 Index, Put	6	2,440	7/21/2017	(16,320)
S&P 500 Index, Put	6	2,450	7/21/2017	(19,920)
S&P 500 Index, Put	9	2,410	7/28/2017	(16,740)
S&P 500 Index, Put	3	2,425	7/28/2017	(7,050)
S&P 500 Index, Put	1	2,440	7/28/2017	(3,030)
Total options written (Premium received $146,251)				$(130,725)

Options written for the Fund for the six months ended June 30, 2017 were as follows:

	Number of Contracts	Premium Received
Outstanding 12/31/2016	27	$2,919
Options written	252	400,707
Options closed	(192)	(245,856)
Options exercised	—	—
Options expired	(20)	(11,519)
Outstanding 6/30/2017	67	$146,251

For the six months ended June 30, 2017, the Fund had an average market value of $13,085 in purchased option contracts, and $(34,056) in options written, respectively. At June 30, 2017, the Fund had pledged securities in the amount of $4,495,605 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio# (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2017:

Asset Valuation Inputs
	Level 1	Level 2	Level 3*		Total
Investments:
U.S. Treasury Obligations	$—	$7,977,656	$—		$7,977,656
U.S. Government Agency Securities	—	6,882,735	—		6,882,735
Loan Assignments(a)	—	43,655	—		43,655
Rights
Biotechnology	—	—	3,716		3,716
Food & Staples Retailing	—	—	250		250
Media	—	—	4,361		4,361
Other Rights(a)	4	—	—		4
Total Rights	4	—	8,327		8,331
Common Stocks
Capital Markets	—	—	—	(b)	—	(b)
Oil, Gas & Consumable Fuels	—	—	1,881		1,881
Other Common Stocks(a)	2,246	—	—		2,246
Total Common Stocks	2,246	—	1,881		4,127
Corporate Bond(a)	—	—	—	(b)	—	(b)
Warrant(a)	—	—	—	(b)	—	(b)
Short-Term Investment	—	123,487	—		123,487
Total Long Positions	$2,250	$15,027,533	$10,208		$15,039,991

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  Amount less than one dollar.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 1/1/2017	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/2017
Investments in Securities:
Loan Assignments(a)
Auto Components	$14,070	$(2)	$(208)	$—	$(13,860)	$—	$—	$—	$—
Household Products	6,060	1	(15)	—	(6,046)	—	—	—	—
Independent Power & Renewable Electricity Producers	13,486	(420)	(2,388)	37,045	(47,723)	—	—	—	—
IT Services	17,085	—	(255)	—	(16,830)	—	—	—	—

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio# (Unaudited) (cont'd)

	Beginning balance as of 1/1/2017		Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/2017
Professional Services	$15,593		$(71)	$(87)	$—	$(15,435)	$—	$—	$—		$—
Semiconductors & Semiconductor Equipment	27,720		10	(811)	—	(26,919)	—	—	—		—
Rights
Biotechnology(a)	3,771		—	(55)	3,092	(3,092)	—	—	3,716		(3,147)
Energy Equipment & Services(b)	733		—	—	—	(733)	—	—	—		—
Food & Staples Retailing(a)	270		—	(3)	270	(287)	—	—	250		(290)
Media(b)	—		—	281	4,080	—	—	—	4,361		281
Semiconductors & Semiconductor Equipment(b)	15,702		—	19,004	5,680	(40,386)	—	—	—		—
Common Stocks(b)
Capital Markets	0	(c)	—	—	—	—	—	—	0	(c)	—
Oil, Gas & Consumable Fuels	—		—	—	1,881	—	—	—	1,881		—
Corporate Bonds(a)
Chemicals	0	(c)	—	0 (c)	—	0 (c)	—	—	—		—
Insurance	2,217		1	172	—	(2,390)	—	—	—		—
Oil, Gas & Consumable Fuels	0	(c)	—	—	—	—	—	—	0	(c)	—
Warrant(b)
Biotechnology	0	(c)	—	—	—	—	—	—	0	(c)	—
Convertible Bonds(a)
Semiconductors & Semiconductor Equipment	11,400		—	(7,500)	—	(3,900)	—	—	—		—
Option Purchased(b)
Industrial Conglomerates	15		—	(15)	—	—	—	—	—		—
Total	$128,122		$(481)	$8,120	$52,048	$(177,601)	$—	$—	$10,208		$(3,156)

(a)  As of the six months ended June 30, 2017, these securities were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(b)  As of the six months ended June 30 2017, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(c)  Amount less than one dollar.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio# (Unaudited) (cont'd)

As of the six months ended June 30, 2017, no securities were transferred from one level (as of December 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of June 30, 2017:

Other Financial Instruments
	Level 1	Level 2	Level 3*	Total
Swaps(a)
Assets	$—	$1,154	$752	$1,906
Liabilities	—	(9)	—	(9)
Options written
Liabilities	(130,725)	—	—	(130,725)
Total	$(130,725)	$1,145	$752	$(128,828)

(a)  Swaps are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

*  The following is a reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 1/1/2017	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/2017
Investments in Securities:
Equity Swaps(a)
United States	$812	$—	$(60)	$—	$—	$—	$—	$752	$(60)
Total	$812	$—	$(60)	$—	$—	$—	$—	$752	$(60)

(a)  As of the six months ended June 30, 2017, these securities were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO[a]
June 30, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$15,039,991
Cash	66,334
Foreign currency*	39
Dividends and interest receivable	44,235
Receivable for securities sold	81,243
Receivable for Fund shares sold	9,062
Receivable from administrator—net (Note B)	16,042
OTC swap contracts, at value (Note A)	1,906
Prepaid expenses and other assets	584
Total Assets	15,259,436
Liabilities
Options contracts written, at value** (Note A)	130,725
OTC swap contracts, at value (Note A)	9
Payable to investment manager (Note B)	5,506
Payable for securities purchased	77,473
Payable for Fund shares redeemed	2,314
Accrued expenses and other payables	93,436
Total Liabilities	309,463
Net Assets	$14,949,973
Net Assets consist of:
Paid-in capital	$15,400,937
Undistributed net investment income/(loss)	(101,919)
Accumulated net realized gains/(losses) on investments	(300,105)
Net unrealized appreciation/(depreciation) in value of investments	(48,940)
Net Assets	$14,949,973
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,575,583
Net Asset Value, offering and redemption price per share
Class S	$9.49
*Cost of Investments:
Unaffiliated issuers	$15,105,558
Total cost of foreign currency	$866
**Premium received from option contracts written	$146,251

a  Prior to May 1, 2017, Absolute Return Multi-Manager Portfolio. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO[a]
For the Six Months Ended June 30, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$44,218
Interest income—unaffiliated issuers	78,708
Foreign taxes withheld	(278)
Total income	$122,648
Expenses:
Investment management fees (Note B)	100,982
Administration fees (Note B)	23,302
Distribution fees (Note B)	19,418
Audit fees	40,564
Custodian and accounting fees	100,235
Legal fees	30,605
Shareholder reports	13,192
Trustees' fees and expenses	24,020
Dividend and interest expense on securities sold short (Note A)	26,949
Miscellaneous	310
Total expenses	379,577
Expenses reimbursed by Management (Note B)	(199,691)
Total net expenses	179,886
Net investment income/(loss)	$(57,238)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Sales of investment securities of unaffiliated issuers	515,411
Sales of investment securities of unaffiliated issuers sold short	(160,395)
Forward foreign currency contracts	(13,998)
Foreign currency	(8,497)
Futures contracts	(51,238)
Option contracts written	194,019
Swap contracts	45,870
Change in net unrealized appreciation/(depreciation) in value of:
Unaffiliated investment securities	(177,112)
Unaffiliated investment securities sold short	14,925
Forward foreign currency contracts	(1,022)
Foreign currency	12,305
Futures contracts	7,206
Option contracts written	15,634
Swap contracts	(32,328)
Net gain/(loss) on investments	360,780
Net increase/(decrease) in net assets resulting from operations	$303,542

a  Prior to May 1, 2017, Absolute Return Multi-Manager Portfolio. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO[a]
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(57,238)	$(187,966)
Net realized gain/(loss) on investments	521,172	(182,143)
Change in net unrealized appreciation/(depreciation) of investments	(160,392)	320,649
Net increase/(decrease) in net assets resulting from operations	303,542	(49,460)
Distributions to shareholders from (Note A):
Net realized gain on investments	—	(77,182)
Total distributions to shareholders	—	(77,182)
From Fund Share Transactions (Note D):
Proceeds from shares sold	3,187,699	4,621,144
Proceeds from reinvestment of dividends and distributions	—	77,182
Payments for shares redeemed	(2,994,298)	(3,344,345)
Net increase/(decrease) from Fund share transactions	193,401	1,353,981
Net Increase (Decrease) in Net Assets	496,943	1,227,339
Net Assets:
Beginning of period	14,453,030	13,225,691
End of period	$14,949,973	$14,453,030
Undistributed net investment income/(loss) at end of period	(101,919)	(44,681)

a  Prior to May 1, 2017, Absolute Return Multi-Manager Portfolio. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Notes to Financial Statements U.S. Equity Index PutWrite Strategy Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Effective May 1, 2017, Absolute Return Multi-Manager Portfolio changed its name to the U.S. Equity Index PutWrite Strategy Portfolio in connection with the change in principal investment strategy from a multi-manager strategy to a strategy of writing put options primarily on U.S. equity indices. In connection with the principal investment strategy and name change, and as further described in the Fund's prospectus, the Fund also changed its principal investment risks, fees and expenses and portfolio managers. As such, this report reflects information about the Fund's prior strategy, risks, fees, expenses and other financial and transactional information through April 30, 2017, and the Fund's new strategy, risks, fees, expenses and other financial and transactional information from May 1, 2017, through June 30, 2017.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, exchange traded options written, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate ("LIBOR") or federal funds floating rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data, LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable)and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2017, the Fund did not have any unrecognized tax positions.

At June 30, 2017, the cost of investments on a U.S. federal income tax basis was $15,105,558. Gross unrealized appreciation of investments was $2,062 and gross unrealized depreciation of investments was $67,629, resulting in net unrealized depreciation of $65,567 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: paydown losses on mortgage-backed securities, income recognized on swap transactions, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales, non-deductible excise tax paid, return of capital payments received from certain investments, gains and losses from passive foreign investment companies, and net operating loss netted against short term capital gains. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2016, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(179,779)	$136,568	$43,211

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

				Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
$77,182	$130,349	$—	$—	$—	$5,940	$—	$—	$77,182	$136,289

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income/(Loss)	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$(186,376)	$(531,019)	$(37,111)	$(754,506)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, short sales, options and straddles, mark-to-market adjustments on swaps, futures and forwards, unamortized organization expenses, tax adjustments related to PFICs and swap contracts, non-REIT income adjustments, capital loss carryforwards, partnership basis adjustments and delayed settlement compensation on bank loans. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2016, for federal income tax purposes, the Fund had unused capital loss carryforwards, with no expiration, available to offset net realized capital gains, if any, as follows:

Long-Term	Short-Term
$292,622	$238,397

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At June 30, 2017, the Fund estimated these amounts for the period January 1, 2017 to June 30, 2017 within the financial statements because the 2017 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2016, the character of distributions paid to shareholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in "Cash collateral segregated for short sales" on the Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Fund is contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the contractual expense limitation. The net amount of fees incurred during the six months ended June 30, 2017, were $1,732 and are included in the "Dividend and interest expense on securities sold short" on the Statement of Operations.

11  Unaffiliated investment company securities, exchange traded funds and exchange traded notes: The Fund may invest in shares of other registered investment companies, including exchange traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns. The Fund may also invest in exchange traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities that are linked to the performance of a particular market index or strategy. The issuer of the ETN pays the Fund an amount based on the returns of the underlying index or strategy, plus principal at maturity. The Fund will bear any applicable fees to the issuer upon redemption or maturity, which will increase expenses and decrease returns.

12  Derivative instruments: The Fund's use of derivatives during the six months ended June 30, 2017, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives, if any, at June 30, 2017. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the six months ended June 30, 2017, the Fund used futures for economic hedging purposes.

At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin" to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

Equity swap contracts: During the six months ended June 30, 2017, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

Forward foreign currency contracts: During the six months ended June 30, 2017, the Fund used forward contracts to hedge foreign currency.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Options: During the six months ended June 30, 2017, the Fund used options written to manage or adjust the risk profile of the Fund or the risk of individual index exposures and to gain exposure more efficiently than through a direct purchase of the underlying security or to gain exposure to securities, markets, sectors or geographical areas. Options written were also used to generate incremental returns. Purchased option contracts ("options purchased") were used to enhance returns and to manage or adjust the risk profile and to gain investment exposure more efficiently than through a direct purchase of the underlying security or to gain exposure to certain securities, markets, sectors or geographical areas.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When a Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

The Fund may write or purchase options on exchange traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

As a result of the Fund's new put writing investment strategy effective May 1, 2017, the Fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the exercise price or strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the Fund would earn the full premium upon the option's expiration or a portion of the premium upon the option's early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price. The proceeds received by the Fund for writing put options will generally be invested in fixed income instruments, money market mutual funds and ETFs in order to seek to offset any liabilities the Fund incurs from writing put options. Please see the Fund's prospectus for additional information on its principal investment strategies and risks.

At June 30, 2017, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Equity Risk	Total
OTC swaps	OTC swap contracts, at value(1)	$1,906	$1,906
Total Value—Assets		$1,906	$1,906

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Equity Risk	Total
Options written	Option contracts written, at value	$(130,725)	$(130,725)
OTC swaps	OTC swap contracts, at value(1)	(9)	(9)
Total Value—Liabilities		$(130,734)	$(130,734)

(1)  "OTC swaps" reflects the cumulative unrealized appreciation/(depreciation) of the OTC swap contracts plus accrued interest as of June 30, 2017, which is reflected in the Statement of Assets and Liabilities under the caption "OTC swap contracts, at value."

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended June 30, 2017, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain/(loss) on: Forward foreign currency contracts	$(13,998)	$—	$(13,998)
Futures	Net realized gain/(loss) on: Futures contracts	—	(51,238)	(51,238)
Options purchased	Net realized gain/ (loss) on: Sales of investment securities of unaffiliated issuers	—	(35,730)	(35,730)
Options written	Net realized gain/(loss) on: Option contracts written	—	194,019	194,019
Swaps	Net realized gain/(loss) on: Swaps contracts	—	45,870	45,870
Total Realized Gain/(Loss)		$(13,998)	$152,921	$138,923

Change in Appreciation/
(Depreciation)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	$(1,022)	$—	$(1,022)
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	—	7,206	7,206
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: Unaffiliated investment securities	—	3,820	3,820
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	—	15,634	15,634
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	—	(32,328)	(32,328)
Total Change in Appreciation/ (Depreciation)		$(1,022)	$(5,668)	$(6,690)

While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of June 30, 2017.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
OTC swaps	$1,906	$—	$1,906

  Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Liabilites Available for Offset	Cash Collateral Received(a)	Net Amount(b)
JPMorgan Chase Bank, NA	$752	$(9)	$—	$743
Morgan Stanley Capital Services LLC	1,154	—	—	1,154
	$1,906	$(9)	$—	$1,897

Description	Gross Amounts of Recognized Liabilites	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
OTC swaps	$(9)	$—	$(9)

  Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Liabilites Presented in the Statement of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
JPMorgan Chase Bank, NA	$(9)	$9	$—	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of June 30, 2017, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of June 30, 2017.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, effective May 1, 2017, the Fund pays Management a fee at the annual rate of 0.450% of the Fund's average daily net assets. Prior to May 1, 2017, the Fund paid Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.30% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains JPMorgan Chase Bank, NA ("JPM") as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under this agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund for its total annual operating expenses so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2017, there was no repayment to Management under its contractual expense limitation.

At June 30, 2017, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ending, December 31,
			2014(2)	2015	2016	2017
			Subject to Repayment until December 31,
	Contractual Expense Limitation(1)	Expiration	2017	2018	2019	2020
Class S	1.05%	12/31/20	$316,564	$446,549	$508,177	$199,691

(1)  Expense limitation per annum of the Fund's average daily net assets.

(2)  Period from May 1, 2014 (Commencement of Operations) to December 31, 2014.

NB Alternative Investment Management LLC ("NBAIM") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement, to provide day-to-day investment management services, including oversight of the Fund's investments and handling its day-to-day business, including oversight of the subadvisers' investment activities, and received a monthly fee paid by Management. As investment manager, Management was responsible for overseeing the investment activities of NBAIM. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBAIM and/or Management. As a result of the entity consolidation described on page 4 of this Semi-Annual Report, the services previously provided by NBAIM under the Sub-Advisory Agreement are now provided by Management as of January 1, 2016.

Prior to May 1, 2017, Management engaged Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Lazard Asset Management LLC, Levin Capital Strategies, L.P., Portland Hill Asset Management Limited, Sound Point Capital Management, L.P., and TPH Asset Management, LP as subadvisers to provide investment management services. Management compensated the subadvisers out of the investment advisory fees it received from the Fund.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class S shares. The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators, ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the six months ended June 30, 2017, there were purchase and sale transactions of long-term securities (excluding swaps, futures, forward contracts and option contracts) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short
$14,920,210	$31,881,599	$4,221,043	$60,349	$46,234,891	$7,890,300

During the six months ended June 30, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2017 and December 31, 2016 was as follows:

	For the Six Months Ended June 30, 2017				For the Year Ended December 31, 2016
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S	337,992	—	(319,176)	18,816	501,360	8,272	(361,056)	148,576

Other: At June 30, 2017, there was an affiliated investor owning 41.4% of the Fund's outstanding shares.

Note E—Line of Credit:

At June 30, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. The Fund and another fund in the complex are subject to a separate limitation under the Credit Facility and collectively can only borrow $200,000,000 at any one time. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that they are not subject to that $200,000,000 limitation. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2017. During the period ended June 30, 2017, the Fund did not utilize the Credit Facility.

Note F—Recent Accounting Pronouncements:

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, for reports with a period-end date after that date. Management is currently evaluating the impact, if any, that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

U.S. Equity Index PutWrite Strategy Portfolio§§

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or ($0.01) per share are presented as $0.00 or ($0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Six Months Ended June 30,		Year Ended December 31,		Period from May 1, 2014^
	2017		2016	2015	to December 31, 2014
	(Unaudited)
Net Asset Value, Beginning of Period	$9.28		$9.39	$10.01	$10.00
Net Investment Income/(Loss)‡	(0.03)		(0.12)	(0.13)	(0.08)
Net Gains or Losses on Securities (both realized and unrealized)	0.24		0.06	(0.38)	0.09
Total From Investment Operations	0.21		(0.06)	(0.51)	0.01
Less Distributions From:
Net Realized Capital Gains	—		(0.05)	(0.11)	—
Total Distributions	—		(0.05)	(0.11)	—
Net Asset Value, End of Period	$9.49		$9.28	$9.39	$10.01
Total Return††	2.26	%**	(0.65)%	(5.15)%	0.10	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$14.9		$14.5	$13.2	$8.5
Ratio of Gross Expenses to Average Net Assets#	4.89	%*	6.83%	7.20%	9.43	%*@
Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#	4.54	%*	5.99%	6.38%	8.88	%*@
Ratio of Net Expenses to Average Net Assets	2.32	%*	3.24%	3.22%	3.25	%*@
Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	1.97	%*	2.40%	2.40%	2.69	%*@
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.74	)%*	(1.33)%	(1.30)%	(1.21	)%*@
Portfolio Turnover Rate (including short sales)	312	%**	547%	490%	264	%**
Portfolio Turnover Rate (excluding short sales)	324	%**	546%	517%	213	%**

See Notes to Financial Highlights

Notes to Financial Highlights U.S. Equity Index PutWrite Strategy Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and the other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed Certain expenses and/or waived a portion of the investment management fee.

@  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

*  Annualized.

**  Not annualized.

^  The date investment operations commenced.

§§  Effective May 1, 2017, Absolute Return Multi-Manager Portfolio changed its name to U.S. Equity Index PutWrite Strategy Portfolio and also made other changes as described in Note A of the Notes to Financial Statements. Please refer to Note A for additional, important information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

Neuberger Berman
Advisers Management Trust

Guardian Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2017

B0733 08/17

Guardian Portfolio Commentary

The Neuberger Berman Advisers Management Trust Guardian Portfolio Class I generated a total return of 12.69% for the six months ended June 30, 2017, outperforming the 9.34% return of its benchmark, the S&P 500® Index (Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of volatility, the U.S. stock market generated strong results during the reporting period. Investor sentiment was buoyed by solid corporate profits and improving global fundamentals. These factors eclipsed concerns whether the Trump administration's growth initiatives would be scaled back or delayed. In addition, the market overcame a number of potential headwinds, including two interest rate hikes by the U.S. Federal Reserve (Fed) and several geopolitical events. The overall U.S. stock market, as measured by the Index, gained 9.34% for the six months ended June 30, 2017. This marked the Index's best first half of the year advance since 2013.

The Fund's outperformance during the reporting period was largely driven by stock selection. The Fund posted positive relative returns in 10 of the 11 sectors within the Index during the period. In particular, holdings in the Industrials, Telecommunication Services and Energy sectors added the most relative value. Individual stocks that contributed the most to the Fund's performance included Whole Foods Market, Inc., Brookfield Infrastructure Partners L.P., Apple, Inc., IHS Markit Ltd. and Amazon.com, Inc. The Fund's holdings in the Health Care sector detracted from relative results. The Fund's positions in Tractor Supply Co., Schlumberger NV, Kroger Co. (position was sold prior to the period end), TripAdvisor, Inc. and Conagra Brands, Inc. were the largest headwinds for performance.

Sector allocation, overall, also contributed to relative performance during the period. Underweights to the Telecommunication Services and Energy sectors were the most additive for relative performance. In contrast, underweights in Information Technology and Health Care detracted from relative results.

With the market currently acting as though it anticipates positive earnings growth, our long term outlook for U.S. equities remains constructive. Despite near term uncertainty as to the implementation of the Trump administration's policies, we believe the net impact should be positive over the long-term. The corporate environment has continued to be supported by solid cash flow generation, strong balance sheets and attractive returns on capital. While the cadence of growth is uncertain in the near term, we believe that the prospect of higher after-tax returns, coupled with less regulation and pronounced fiscal measures, could lead to greater earnings growth in 2018. In our opinion, a key to the cyclical upswing will be the confidence of households and firms in their future prospects.

We remain mindful that our constructive view for U.S. equities is not without risks. Despite generally positive U.S. and global economic data, we believe that the Fed's shift from highly transparent to hazy fiscal policy may present headline risks and spikes in volatility. We believe there may be disconnect between the Fed's policy, rhetoric and implementation. We will be closely watching the administration's actions on global trade as protectionist policies may impede economic growth or spur a trade war, both of which would hurt risk assets. Ultimately, we remain vigilant and continue to monitor key data points as we assess whether any geopolitical disruption, however small, could spill over into global markets.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Guardian Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	15.9%
Consumer Staples	9.4
Energy	5.7
Financials	10.1
Health Care	12.7
Industrials	16.6
Information Technology	20.6
Materials	2.8
Real Estate	1.8
Utilities	4.3
Short-Term Investment	0.0
Total	99.9%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS4

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2017
	Date	06/30/2017	1 Year	5 Years	10 Years	Life of Fund
Guardian Portfolio Class I	11/03/1997	12.69%	19.25%	13.37%	6.24%	7.81%
Guardian Portfolio Class S2	08/02/2002	12.15%	18.74%	13.16%	6.05%	7.65%
S&P 500® Index[1,3]		9.34%	17.90%	14.63%	7.18%	7.07%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.22% and 1.47% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.26% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2017 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to August 2, 2002 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

4  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") transferred to Neuberger Berman Fixed Income LLC ("NBFI") its rights and obligations pertaining to all services it provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman LLC ("Neuberger Berman") (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service marks or a registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2017 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During the Period 1/1/17-6/30/17		Expense Ratio***
Class I	$1,000.00	$1,126.90	$4.22	*	0.80%
Class S	$1,000.00	$1,121.50	$6.63	*	1.26%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.83	$4.01	**	0.80%
Class S	$1,000.00	$1,018.55	$6.31	**	1.26%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

***  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded (see Note F of Notes to Financial Statements), the expense ratio would have been 1.18% and 1.26% for Class I and Class S, respectively. Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis.

4

Schedule of Investments Guardian Portfolio (Unaudited) June 30, 2017

NUMBER OF SHARES		VALUE
Common Stocks 99.0%
Aerospace & Defense 4.5%
7,960	General Dynamics Corp.	$1,576,876
6,650	Raytheon Co.	1,073,842
		2,650,718
Airlines 2.1%
22,800	Delta Air Lines, Inc.	1,225,272
Banks 4.4%
16,620	JPMorgan Chase & Co.	1,519,068
20,430	U.S. Bancorp	1,060,726
		2,579,794
Beverages 1.8%
9,100	PepsiCo, Inc.	1,050,959
Biotechnology 3.3%
8,510	Celgene Corp.	1,105,194	*
11,785	Gilead Sciences, Inc.	834,142
		1,939,336
Capital Markets 5.7%
1,955	BlackRock, Inc.	825,811
36,600	Brookfield Asset Management, Inc. Class A	1,435,086
8,925	CME Group, Inc.	1,117,767
		3,378,664
Chemicals 2.8%
11,075	Ashland Global Holdings, Inc.	729,953
2,400	PPG Industries, Inc.	263,904
27,630	Valvoline, Inc.	655,384
		1,649,241
Electric Utilities 3.0%
42,990	Brookfield Infrastructure Partners LP	1,758,721
Electronic Equipment, Instruments & Components 2.5%
23,400	CDW Corp.	1,463,202
Energy Equipment & Services 1.3%
11,400	Schlumberger Ltd.	750,576
Equity Real Estate Investment Trust 1.8%
4,610	SBA Communications Corp.	621,889	*
13,500	Weyerhaeuser Co.	452,250
		1,074,139
NUMBER OF SHARES		VALUE
Food & Staples Retailing 5.9%
5,500	Costco Wholesale Corp.	$879,615
14,195	CVS Health Corp.	1,142,130
35,400	Whole Foods Market, Inc.	1,490,694
		3,512,439
Food Products 1.7%
27,460	Conagra Brands, Inc.	981,970
Health Care Equipment & Supplies 3.0%
27,250	Dentsply Sirona, Inc.	1,766,890
Health Care Providers & Services 4.9%
24,590	DaVita, Inc.	1,592,449	*
7,120	UnitedHealth Group, Inc.	1,320,190
		2,912,639
Hotels, Restaurants & Leisure 2.7%
6,850	McDonald's Corp.	1,049,146
9,600	Starbucks Corp.	559,776
		1,608,922
Industrial Conglomerates 1.5%
4,300	3M Co.	895,217
Insurance 0.0%(a)
1	Trisura Group Ltd.	16	*
Internet & Catalog Retail 5.9%
1,365	Amazon.com, Inc.	1,321,320	*
10,825	Expedia, Inc.	1,612,383
290	Priceline Group, Inc.	542,451	*
		3,476,154
Internet & Direct Marketing Retail 0.6%
9,770	TripAdvisor, Inc.	373,214	*
Internet Software & Services 8.0%
2,150	Alphabet, Inc. Class A	1,998,812	*
40,995	eBay, Inc.	1,431,546	*
8,735	Facebook, Inc. Class A	1,318,810	*
		4,749,168
IT Services 2.4%
14,950	Visa, Inc. Class A	1,402,011
Machinery 1.7%
27,130	Allison Transmission Holdings, Inc.	1,017,646

See Notes to Financial Statements

5

Schedule of Investments Guardian Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Multi-Utilities 1.3%
12,805	WEC Energy Group, Inc.	$785,971
Oil, Gas & Consumable Fuels 4.5%
36,930	Cabot Oil & Gas Corp.	926,204
43,000	Enbridge, Inc.	1,711,830
		2,638,034
Pharmaceuticals 0.6%
6,740	Bristol-Myers Squibb Co.	375,553
Professional Services 4.7%
32,000	IHS Markit Ltd.	1,409,280	*
16,140	Verisk Analytics, Inc.	1,361,732	*
		2,771,012
Road & Rail 2.0%
8,895	CSX Corp.	485,311
6,000	Norfolk Southern Corp.	730,200
		1,215,511
Software 4.8%
27,200	Microsoft Corp.	1,874,896
11,015	salesforce.com, inc.	953,899	*
		2,828,795
Specialty Retail 4.9%
9,700	Home Depot, Inc.	1,487,980
8,650	TJX Cos., Inc.	624,270
14,000	Tractor Supply Co.	758,940
		2,871,190
NUMBER OF SHARES		VALUE
Technology Hardware, Storage & Peripherals 2.9%
12,030	Apple, Inc.	$1,732,561
Textiles, Apparel & Luxury Goods 1.8%
9,400	PVH Corp.	1,076,300
	Total Common Stocks (Cost $47,870,683)	58,511,835
Preferred Stock 0.8%
Health Care 0.8%
54,100	Moderna Therapeutics Ser. F (Cost $474,998)	474,998	(b)(d)
Short-Term Investment 0.0%(a)
Investment Company 0.0%(a)
1	State Street Institutional Treasury Money Market Fund	1	(c)
	Premier Class, 0.83% (Cost $1)
	Total Investments 99.8% (Cost $48,345,682)	58,986,834
	Other Assets Less Liabilities 0.2%	139,995
	Net Assets 100.0%	$59,126,829

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Security fair valued as of June 30, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at June 30, 2017, amounted to $474,998, which represents 0.8% of net assets of the Fund.

(c)  Represents 7-day effective yield as of June 30, 2017.

(d)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale. At June 30, 2017, this security amounted to $474,998, which represents 0.8% of net assets of the Fund.

See Notes to Financial Statements

6

Schedule of Investments Guardian Portfolio (Unaudited) (cont'd)

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 6/30/2017	Fair Value Percentage of Net Assets as of 6/30/2017
Moderna Therapeutics (Ser. F Preferred Shares)	8/10/2016	$474,998	0.8%	$474,998	0.8%

Derivative Instruments

Written option contracts ("options written")

At June 30, 2017, the Fund did not have any outstanding options written.

Options written for the Fund for the six months ended June 30, 2017 were as follows:

	Number of Contracts	Premium Received
Outstanding 12/31/2016	30	$2,651
Options written	—	—
Options expired	(30)	(2,651)
Options exercised	—	—
Options closed	—	—
Outstanding 6/30/2017	—	$—

For the six months ended June 30, 2017, the Fund had an average market value of $1,474 in options purchased contracts, and $(396) in options written, respectively.

See Notes to Financial Statements

7

Schedule of Investments Guardian Portfolio (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$58,511,835	$—	$—	$58,511,835
Preferred Stock(a)	—	—	474,998	474,998
Short-Term Investment	—	1	—	1
Total Investments	$58,511,835	$1	$474,998	$58,986,834

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 1/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 6/30/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/2017
Investments in Securities:
Preferred Stock Health Care	$474,998	$—	$—	$—	$—	$—	$—	$—	$474,998	$—
Total	$474,998	$—	$—	$—	$—	$—	$—	$—	$474,998	$—

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2017:

Asset class	Fair value at 6/30/2017	Valuation techniques	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from decrease in input(a)
Preferred Stock	$474,998	Market Transaction Method	Transaction Price	$8.78	$8.78	Decrease

(a)  Represents the expected directional change in the fair value of the Level 3 investments that would result from a decrease in the corresponding input. An increase to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

As of the six months ended June 30, 2017, no securities were transferred from one level (as of December 31, 2016) to another.

See Notes to Financial Statements

8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
June 30, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$58,986,834
Dividends and interest receivable	54,862
Receivable for securities sold	670,060
Receivable for Fund shares sold	400
Prepaid expenses and other assets	2,003
Total Assets	59,714,159
Liabilities
Payable to investment manager (Note B)	26,997
Due to custodian	433,619
Payable for Fund shares redeemed	51,743
Payable to administrator—net (Note B)	22,039
Payable to trustees	10,365
Accrued expenses and other payables	42,567
Total Liabilities	587,330
Net Assets	$59,126,829
Net Assets consist of:
Paid-in capital	$38,309,365
Undistributed net investment income/(loss)	371,283
Accumulated net realized gains/(losses) on investments	9,806,151
Net unrealized appreciation/(depreciation) in value of investments	10,640,030
Net Assets	$59,126,829
Net Assets
Class I	$11,685,282
Class S	47,441,547
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	707,310
Class S	2,903,823
Net Asset Value, offering and redemption price per share
Class I	$16.52
Class S	16.34
*Cost of Investments	$48,345,682

See Notes to Financial Statements

9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
For the Six Months Ended June 30, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$505,218
Interest income—unaffiliated issuers	7,314
Foreign taxes withheld (Note A)	(9,978)
Total income	$502,554
Expenses:
Investment management fees (Note B)	161,987
Administration fees (Note B):
Class I	17,909
Class S	70,448
Distribution fees (Note B):
Class S	58,708
Audit fees	23,088
Custodian and accounting fees	20,532
Insurance expense	1,070
Legal fees	11,268
Shareholder reports	17,499
Trustees' fees and expenses	21,506
Interest expense	675
Miscellaneous	1,533
Total expenses	406,223
Expenses reimbursed by Management (Note B)	(40,673)
Custodian out-of-pocket expenses refunded (Note F)	(45,887)
Total net expenses	319,663
Net investment income/(loss)	$182,891
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Sales of investment securities of unaffiliated issuers	2,780,665
Foreign currency	(1,135)
Option contracts written	2,651
Change in net unrealized appreciation/(depreciation) in value of:
Unaffiliated investment securities	3,877,603
Foreign currency	2,915
Option contracts written	(1,976)
Net gain/(loss) on investments	6,660,723
Net increase/(decrease) in net assets resulting from operations	$6,843,614

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GUARDIAN PORTFOLIO
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$182,891	$191,331
Net realized gain/(loss) on investments	2,782,181	7,499,191
Change in net unrealized appreciation/(depreciation) of investments	3,878,542	(2,784,762)
Net increase/(decrease) in net assets resulting from operations	6,843,614	4,905,760
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(61,819)
Class S	—	(181,616)
Net realized gain on investments:
Class I	—	(2,128,017)
Class S	—	(8,809,885)
Total distributions to shareholders	—	(11,181,337)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	833,378	1,079,417
Class S	147,855	351,280
Proceeds from reinvestment of dividends and distributions:
Class I	—	2,189,836
Class S	—	8,991,501
Payments for shares redeemed:
Class I	(1,991,510)	(2,430,602)
Class S	(4,314,435)	(9,412,883)
Net increase/(decrease) from Fund share transactions	(5,324,712)	768,549
Net Increase/(Decrease) in Net Assets	1,518,902	(5,507,028)
Net Assets:
Beginning of period	57,607,927	63,114,955
End of period	$59,126,829	$57,607,927
Undistributed net investment income/(loss) at end of period	$371,283	$188,392

See Notes to Financial Statements

11

Notes to Financial Statements Guardian Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2   Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and preferred stocks, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of

12

4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2017 was $10,463.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

13

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2017, the Fund did not have any unrecognized tax positions.

At June 30, 2017, the cost of investments on a U.S. federal income tax basis was $48,401,957. Gross unrealized appreciation of investments was $11,628,288 and gross unrealized depreciation of investments was $1,043,411 resulting in net unrealized appreciation of $10,584,877 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2016, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$—	$(2,873)	$2,873

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$243,435	$634,403	$10,937,902	$17,210,541	$11,181,337	$17,844,944

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$394,653	$6,890,385	$6,688,812	$—	$—	$13,973,850

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At June 30, 2017, the Fund estimated these amounts for the period January 1, 2017 to June 30, 2017 within the financial statements because the 2017 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2016, the character of distributions paid to shareholders disclosed within the Statements of Changes

14

in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Unaffiliated investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Derivative instruments: The Fund's use of derivatives during the six months ended June 30, 2017, is described below. Please see the Schedule of Investments for the Fund's open position in derivatives at June 30, 2017. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

15

Options: During the six months ended June 30, 2017, the Fund used options written to generate incremental returns and to reduce risks.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

During the six months ended June 30, 2017, the Fund used purchased option contracts "options purchased" to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas, or to manage or adjust the risk profile of the Fund or the risk of individual positions.

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended June 30, 2017, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Equity Risk	Total
Options purchased	Net realized gain/(loss) on: sales of investment securities of unaffiliated issuers	$(1,894)	$(1,894)
Options written	Net realized gain/(loss) on: option contracts written	2,651	2,651
Total Realized Gain/(Loss)		$757	$757

Change in Appreciation/(Depreciation)

Derivative Type	Statement of Operations Location	Equity Risk	Total
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: unaffiliated investment securities	$(11)	$(11)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	(1,976)	(1,976)
Total Change in Appreciation/(Depreciation)		$(1,987)	$(1,987)

16

The Fund adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. At June 30, 2017, the Fund had no derivatives eligible for offset or subject to an enforceable master netting or similar agreement.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I. The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

17

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management for the Fund's Class S shares but exclude such fees payable for the Fund's Class I shares and exclude, for each class, interest (commitment fees relating to borrowings are treated as interest for purposes of this exclusion), taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2017, there was no repayment to Management under its contractual expense limitation.

At June 30, 2017, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ending December 31,
			2014	2015	2016	2017
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2017	2018	2019	2020
Class I	1.00%	12/31/20	$—	$—	$—	$—
Class S	1.25%	12/31/20	59,623	84,149	99,487	40,673

(a)  Expense limitation per annum of the respective class' average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are now provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the six months ended June 30, 2017, there were purchase and sale transactions of long-term securities (excluding option contracts) of $10,211,274 and $14,891,372, respectively.

During the six months ended June 30, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

18

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2017 and for the year ended December 31, 2016 was as follows:

For the Six Months Ended June 30, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	54,308	—	(125,159)	(70,851)
Class S	9,514	—	(276,427)	(266,913)

For the Year Ended December 31, 2016

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	65,395	154,649	(149,815)	70,229
Class S	21,659	639,055	(581,821)	78,893

Note E—Line of Credit:

At June 30, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30 2017. During the period ended June 30, 2017, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the period ended June 30, 2017.

Expenses Refunded	Interest Paid to the Fund
$45,887	$6,488

19

Note G—Recent Accounting Pronouncement:

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, for reports with a period-end date after that date. Management is currently evaluating the impact, if any, that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014		2013	2012
	(Unaudited)
Net Asset Value, Beginning of Period	$14.66		$16.70	$24.09	$26.69		$20.40	$18.29
Income From Investment Operations:
Net Investment Income/(Loss)@	0.11		0.06	0.09	0.16		0.09	0.17
Net Gains or Losses on Securities (both realized and unrealized)	1.75		1.28	(1.28)	1.79		7.70	2.16
Total From Investment Operations	1.86		1.34	(1.19)	1.95		7.79	2.33
Less Distributions From:
Net Investment Income	—		(0.10)	(0.17)	(0.13)		(0.20)	(0.06)
Net Realized Capital Gains	—		(3.28)	(6.03)	(4.42)		(1.30)	(0.16)
Total Distributions	—		(3.38)	(6.20)	(4.55)		(1.50)	(0.22)
Voluntary Contribution from Management	—		—	—	0.00		—	—
Net Asset Value, End of Period	$16.52		$14.66	$16.70	$24.09		$26.69	$20.40
Total Return†	12.69	%*^‡	8.73%^	(4.97)%^	9.03	%^µ	38.81%	12.73%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$11.7		$11.4	$11.8	$14.0		$15.3	$13.3
Ratio of Gross Expenses to Average Net Assets#	1.18	%**	1.21%	1.15%	1.08%		1.11%	1.11%
Ratio of Net Expenses to Average Net Assets	0.80	%**ß	1.21%	1.15%	1.08%		1.11%	1.11	%Ø
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.94	%**ß	0.36%	0.42%	0.60%		0.38%	0.87%
Portfolio Turnover Rate	17	%*	72%	51%	37%		31%	32%

See Notes to Financial Highlights

21

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014		2013	2012
	(Unaudited)
Net Asset Value, Beginning of Period	$14.57		$16.59	$23.94	$26.53		$20.29	$18.19
Income From Investment Operations:
Net Investment Income/(Loss)@	0.03		0.05	0.07	0.12		0.06	0.14
Net Gains or Losses on Securities (both realized and unrealized)	1.74		1.28	(1.28)	1.78		7.65	2.15
Total From Investment Operations	1.77		1.33	(1.21)	1.90		7.71	2.29
Less Distributions From:
Net Investment Income	—		(0.07)	(0.11)	(0.07)		(0.17)	(0.03)
Net Realized Capital Gains	—		(3.28)	(6.03)	(4.42)		(1.30)	(0.16)
Total Distributions	—		(3.35)	(6.14)	(4.49)		(1.47)	(0.19)
Voluntary Contribution from Management	—		—	—	0.00		—	—
Net Asset Value, End of Period	$16.34		$14.57	$16.59	$23.94		$26.53	$20.29
Total Return†	12.15	%*^‡	8.75%^	(5.12)%^	8.89	%^µ	38.60%	12.60%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$47.4		$46.2	$51.3	$67.8		$79.9	$69.0
Ratio of Gross Expenses to Average Net Assets#	1.43	%**	1.46%	1.39%	1.33%		1.36%	1.36%
Ratio of Net Expenses to Average Net Assets	1.26	%**ß	1.25%	1.25%	1.25%		1.25%	1.25	%Ø
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.43	%**ß	0.31%	0.33%	0.44%		0.26%	0.73%
Portfolio Turnover Rate	17	%*	72%	51%	37%		31%	32%

See Notes to Financial Highlights

22

Notes to Financial Highlights Guardian Portfolio (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2017. The class action proceeds received in 2016 had no impact on the Fund's total return for the year ended December 31, 2016. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been (5.02)% and (5.17)% for Class I and Class S, respectively. Had the Fund not received class action proceeds in 2014, total return based on per share NAV for the year ended December 31, 2014 would have been 8.98% and 8.84% for Class I and Class S, respectively.

*  Not annualized.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

**  Annualized.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Six Months Ended June 30, 2017	Ratio of Net Investment Income/ (Loss) to Average Net Assets Six Months Ended June 30, 2017
Class I	1.18%	0.50%
Class S	1.26%	0.43%

Ø  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

‡  The Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements had no impact on Class S's total return for the six months ended June 30, 2017. Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return for Class I would have been 12.21%.

23

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

24

Neuberger Berman
Advisers Management Trust

International Equity Portfolio

S Class Shares

Semi-Annual Report

June 30, 2017

F0324 08/17

International Equity Portfolio Commentary

The Neuberger Berman Advisers Management Trust International Equity Portfolio Class S posted a total return of 14.97% for the six months ended June 30, 2017, outperforming the 13.81% return of its benchmark, the MSCI EAFE® Index (Net) (Index), for the same period.

Global equity markets have advanced sharply year-to-date, with the Index closing ahead of the S&P 500® Index (returned 9.3%) but lagging the MSCI Emerging Markets Index (Net) (returned 18.4%). European equities were particularly strong, as elections in France relieved investor uncertainty.

Within the Index, the Information Technology (IT) sector outperformed most, even as nearly every sector saw double-digit positive returns. The only real underperformer was Energy, posting a small loss. Energy price weakness continued with investors disappointed with projected production cuts by OPEC members and others, aimed at reducing global oil supply. By country, Austria, Spain, and Denmark outperformed. Weaker markets included Norway (on oil pricing), Ireland, and Australia.

Within the Fund, relative returns benefited from both stock selection and sector allocation during the period, with an overweight to IT stocks, plus strong stock selection within Consumer Discretionary and Financials having the largest positive impacts. By country, UK, Japan and Swiss holdings outperformed.

Standout individual contributors included Alibaba, a Chinese e-commerce giant, which raised future revenue expectations; Keyence, a Japanese factory automation equipment manufacturer, which reported stronger-than-expected sales growth; and SPIE, a French engineering services business, which benefitted as analysts revised earnings expectations upward.

The portfolio lagged the Index in Consumer Staples, with niche retail names trailing larger names in the Index, and also in Energy, where the Fund's energy price-sensitive upstream holdings underperformed the Index. By country, holdings based in Canada and the Netherlands, and foreign multinationals listed on U.S. exchanges lagged.

Detractors for the period included Peyto Exploration & Development Corp., a Canadian unconventional gas producer, which underperformed due to weak gas prices and softer production than forecasted. Home Capital, a Canadian specialty mortgage lender, struggled with regulatory issues. A change of management and an investment from Berkshire Hathaway helped the shares rebound somewhat. The Fund exited the position. We reduced our investment in Toyota based on concerns that U.S. auto sales have peaked.

We made some incremental changes to the portfolio in the second quarter including reducing exposure to Energy. Despite continued growth in demand, we believe low cost supply could constrain prices. In our opinion, new technology—especially in North America—is stimulating profitable supply growth, even with prices below $50 per barrel. IT exposure was also reduced but primarily due to M&A activity.

We believe political risk is subsiding in the Eurozone and the European economic recovery is gathering momentum, and equity markets have reacted very positively so far in 2017. While valuations do not look particularly cheap, we believe they look reasonable relative to U.S. peers. After several years of lackluster earnings, we think we are beginning to see the signs of a significant rebound in European profits.

Given the lower risk profile of the Fund relative to the Index, it is gratifying that our stock selection has been rewarded and the portfolio has been outpacing a fast-rising market year-to-date. We continue to look for opportunities across countries, sectors and the market cap spectrum.

Given higher overall valuations, we must retain discipline around the prices we are paying for stocks. However, we continue to find companies that appear to us to have attractive secular growth drivers, stable demand and profit profiles, and proven management teams that appear underappreciated and, we believe, offer investors attractive risk/return characteristics.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

International Equity Portfolio

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2017
	Date	06/30/2017	1 Year	5 Years	10 Years	Life of Fund
International Equity Portfolio Class S	04/29/2005	14.97%	17.74%	8.05%	1.16%	4.88%
MSCI EAFE® Index (Net)[1,2,3]		13.81%	20.27%	8.69%	1.03%	4.99%
MSCI EAFE® Index[1,2,3]		14.23%	20.83%	9.18%	1.50%	5.48%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 1.78% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.51% after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2017 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is April 29, 2005, the Fund's commencement of operations.

2  The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a nonresident may experience. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

3  Effective September 30, 2016, the Board approved a change in the benchmark of AMT International Equity Portfolio so that the Fund will use the version of its current benchmark that is net of foreign tax withholdings rather than gross of foreign tax withholdings, which is a more appropriate benchmark for the Fund.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") transferred to Neuberger Berman Fixed Income LLC ("NBFI") its rights and obligations pertaining to all services it provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman LLC ("Neuberger Berman") (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

3

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2017 Neuberger Berman BD LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL EQUITY PORTFOLIO

Actual	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During the Period 1/1/17 – 6/30/17
Class S	$1,000.00	$1,149.70	$8.00	*
Hypothetical (5% annual return before expenses)
Class S	$1,000.00	$1,017.36	$7.50	**

*  Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

5

Schedule of Investments International Equity Portfolio (Unaudited)
June 30, 2017

NUMBER OF SHARES		VALUE
Common Stocks 96.5%
Australia 2.2%
266,591	Insurance Australia Group Ltd.	$1,389,234
182,085	Reliance Worldwide Corp. Ltd.	467,435
		1,856,669
Austria 1.2%
17,405	Andritz AG	1,048,425
Belgium 1.3%
4,151	KBC Groep NV	314,854
21,725	Ontex Group NV	771,939
		1,086,793
Canada 5.6%
26,268	Alimentation Couche-Tard, Inc. Class B	1,259,114
54,715	ATS Automation Tooling Systems, Inc.	560,736	*
10,095	Kinaxis, Inc.	628,524	*
8,028	MacDonald, Dettwiler & Associates Ltd.	417,743
26,020	Peyto Exploration & Development Corp.	471,924
59,035	Raging River Exploration, Inc.	368,286	*
32,493	Suncor Energy, Inc.	949,383
		4,655,710
China 3.0%
10,980	Alibaba Group Holding Ltd. ADR	1,547,082	*
5,380	Baidu, Inc. ADR	962,267	*
		2,509,349
Denmark 1.7%
37,995	Nets A/S	755,774	*(a)
18,285	Sydbank A/S	689,231
		1,445,005
Finland 0.5%
10,920	Huhtamaki OYJ	430,293
France 10.5%
7,153	Air Liquide SA	883,972
10,165	Arkema SA	1,084,718
21,610	Elior Group	627,906	(a)
8,505	Pernod-Ricard SA	1,138,965
7,181	Sodexo SA	928,441
39,345	SPIE SA	1,181,866
21,943	TOTAL SA	1,084,817
NUMBER OF SHARES		VALUE
18,200	Valeo SA	$1,226,232
4,040	Virbac SA	648,307	*
		8,805,224
Germany 8.1%
13,615	Brenntag AG	788,093
3,800	Continental AG	820,075
13,040	CTS Eventim AG & Co. KGaA	576,681
6,246	Deutsche Boerse AG	659,312
11,565	GEA Group AG	473,277
9,653	Gerresheimer AG	776,503
7,905	Henkel AG & Co. KGaA, Preference Shares	1,087,958
15,690	SAP SE ADR	1,642,272
		6,824,171
Hong Kong 1.8%
934,400	HKBN Ltd.	937,099
124,000	Techtronic Industries Co. Ltd.	570,173
		1,507,272
Ireland 1.0%
254,380	Greencore Group PLC	815,040
Israel 2.6%
414,515	Bezeq Israeli Telecommunication Corp. Ltd.	687,593
13,485	Check Point Software Technologies Ltd.	1,470,944	*
		2,158,537
Italy 1.0%
40,390	Azimut Holding SpA	809,606
Japan 12.0%
14,500	Bridgestone Corp.	623,961
12,400	Daikin Industries Ltd.	1,264,530
8,100	Hoya Corp.	420,069
45,500	Kansai Paint Co. Ltd.	1,045,721
10,800	Kao Corp.	640,654
4,200	Keyence Corp.	1,842,436
4,100	Kose Corp.	447,273
17,000	Nabtesco Corp.	493,488
48,900	Santen Pharmaceutical Co. Ltd.	662,579
16,400	Shionogi & Co. Ltd.	912,626
3,400	SMC Corp.	1,032,318
12,000	Toyota Motor Corp.	628,727
		10,014,382
Netherlands 5.0%
22,040	AerCap Holdings NV	1,023,317	*
14,110	ASML Holding NV	1,838,805

See Notes to Financial Statements

6

Schedule of Investments International Equity Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
4,660	Heineken NV	$453,098
20,676	Intertrust NV	419,286	(a)
22,771	Koninklijke Ahold Delhaize NV	435,372
		4,169,878
Norway 1.0%
88,103	Skandiabanken ASA	833,674	(a)
Spain 1.4%
55,571	Banco Bilbao Vizcaya Argentaria SA	461,113
68,710	Euskaltel SA	731,014	(a)
		1,192,127
Sweden 0.9%
59,740	Nordea Bank AB	760,161
Switzerland 13.3%
2,866	Bucher Industries AG	901,883
8,345	Cie Financiere Richemont SA	687,512
619	Givaudan SA	1,238,129
21,880	Julius Baer Group Ltd.	1,151,159	*
9,080	Novartis AG	755,641
1,930	Partners Group Holding AG	1,196,564
4,081	Roche Holding AG	1,039,295
442	SGS SA	1,070,314
4,610	Sonova Holding AG	748,542
7,925	Tecan Group AG	1,490,121
48,555	UBS Group AG	822,331	*
		11,101,491
United Kingdom 18.3%
9,820	Aon PLC	1,305,569
302,630	Barclays PLC	799,160
149,555	Biffa PLC	430,481	*(a)
36,597	Bunzl PLC	1,090,592
94,795	Clinigen Group PLC	1,063,040
NUMBER OF SHARES		VALUE
41,147	Compass Group PLC	$868,191
8,715	DCC PLC	793,424
65,035	Howden Joinery Group PLC	344,833
1,335,047	Lloyds Banking Group PLC	1,150,237
54,408	Prudential PLC	1,247,910
57,679	RELX PLC	1,247,058
149,670	RPS Group PLC	510,737
28,775	Spectris PLC	945,570
63,462	St. James's Place PLC	976,995
40,912	Travis Perkins PLC	775,309
12,208	Unilever NV	673,743
257,405	Worldpay Group PLC	1,055,389	(a)
		15,278,238
United States 4.1%
3,300	Core Laboratories NV	334,191
20,855	Nielsen Holdings PLC	806,254
244,800	Samsonite International SA	1,022,162
18,700	Sensata Technologies Holding NV	798,864	*
5,800	TE Connectivity Ltd.	456,344
		3,417,815
	Total Common Stocks (Cost $70,613,005)	80,719,860
Short-Term Investment 3.8%
Investment Company 3.8%
3,209,883	State Street Institutional Treasury Money Market Fund Premier Class, 0.83% (Cost $3,209,883)	3,209,883	(b)
	Total Investments 100.3% (Cost $73,822,888)	83,929,743
	Other Assets Less Liabilities (0.3)%	(229,712)
	Net Assets 100.0%	$83,700,031

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At June 30, 2017, these securities amounted to $4,853,524 or 5.8% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of June 30, 2017.

See Notes to Financial Statements

7

Schedule of Investments International Equity Portfolio (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Israel	$1,470,944	$687,593	$—	$2,158,537
Other Common Stocks(a)	78,561,323	—	—	78,561,323
Total Common Stocks	80,032,267	687,593	—	80,719,860
Short-Term Investment	—	3,209,883	—	3,209,883
Total Investments	$80,032,267	$3,897,476	$—	$83,929,743

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the six months ended June 30, 2017, certain securities were transferred from one level (as of December 31, 2016) to another. Based on beginning of period market values as of January 1, 2017, $10,662,295 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of June 30, 2017. These securities had been categorized as Level 2 as of December 31, 2016, due to the use of Interactive Data Pricing and Reference Data LLC ("Interactive") adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements.

See Notes to Financial Statements

8

Schedule of Investments International Equity Portfolio (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Banks	$5,008,430	6.0%
Insurance	4,919,708	5.9%
Capital Markets	4,638,972	5.5%
Machinery	4,510,127	5.4%
Chemicals	4,252,540	5.1%
Trading Companies & Distributors	4,022,144	4.8%
Pharmaceuticals	4,018,448	4.8%
Software	3,741,740	4.5%
Professional Services	3,542,912	4.2%
Life Sciences Tools & Services	3,329,664	4.0%
Electronic Equipment, Instruments & Components	3,244,350	3.9%
Oil, Gas & Consumable Fuels	2,874,410	3.4%
Auto Components	2,670,268	3.2%
Personal Products	2,533,609	3.0%
Internet Software & Services	2,509,349	3.0%
Hotels, Restaurants & Leisure	2,424,538	2.9%
Diversified Telecommunication Services	2,355,706	2.8%
Commercial Services & Supplies	2,123,084	2.5%
Semiconductors & Semiconductor Equipment	1,838,805	2.2%
IT Services	1,811,163	2.2%
Building Products	1,731,965	2.1%
Textiles, Apparel & Luxury Goods	1,709,674	2.0%
Food & Staples Retailing	1,694,486	2.0%
Beverages	1,592,063	1.9%
Health Care Equipment & Supplies	1,168,611	1.4%
Household Products	1,087,958	1.3%
Food Products	815,040	1.0%
Electrical Equipment	798,864	1.0%
Industrial Conglomerates	793,424	0.9%
Automobiles	628,727	0.8%
Media	576,681	0.7%
Household Durables	570,173	0.7%
Containers & Packaging	430,293	0.5%
Aerospace & Defense	417,743	0.5%
Energy Equipment & Services	334,191	0.4%
Short-Term Investment and Other Assets—Net	2,980,171	3.5%
	$83,700,031	100.0%

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
June 30, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$83,929,743
Foreign currency*	13,858
Dividends and interest receivable	331,031
Receivable for Fund shares sold	17
Prepaid expenses and other assets	2,315
Total Assets	84,276,964
Liabilities
Payable to investment manager (Note B)	58,855
Payable for securities purchased	351,659
Payable for Fund shares redeemed	32,127
Payable to administrator—net (Note B)	47,672
Payable to trustees	10,345
Accrued expenses and other payables	76,275
Total Liabilities	576,933
Net Assets	$83,700,031
Net Assets consist of:
Paid-in capital	$136,600,937
Undistributed net investment income/(loss)	1,094,367
Accumulated net realized gains/(losses) on investments	(64,103,663)
Net unrealized appreciation/(depreciation) in value of investments	10,108,390
Net Assets	$83,700,031
Shares Outstanding ($.001 par value; unlimited shares authorized)	6,727,278
Net Asset Value, offering and redemption price per share	$12.44
*Cost of Investments:
Unaffiliated issuers	$73,822,888
Total cost of foreign currency	$13,895

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
For the Six Months Ended June 30, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,292,519
Interest income—unaffiliated issuers	4,917
Foreign taxes withheld (Note A)	(136,944)
Total income	$1,160,492
Expenses:
Investment management fees (Note B)	337,257
Administration fees (Note B)	119,032
Distribution fees (Note B)	99,193
Audit fees	23,088
Custodian and accounting fees	34,705
Insurance expense	1,345
Legal fees	14,428
Shareholder reports	6,292
Trustees' fees and expenses	21,516
Miscellaneous	2,891
Total expenses	659,747
Expenses reimbursed by Management (Note B)	(63,023)
Total net expenses	596,724
Net investment income/(loss)	$563,768
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Sales of investment securities of unaffiliated issuers	(191,279)
Foreign currency	2,126
Change in net unrealized appreciation/(depreciation) in value of:
Unaffiliated investment securities	10,667,489
Foreign currency	13,787
Net gain/(loss) on investments	10,492,123
Net increase/(decrease) in net assets resulting from operations	$11,055,891

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL EQUITY PORTFOLIO
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$563,768	$557,434
Net realized gain/(loss) on investments	(189,153)	(235,846)
Change in net unrealized appreciation/(depreciation) of investments	10,681,276	(1,645,755)
Net increase/(decrease) in net assets resulting from operations	11,055,891	(1,324,167)
Distributions to Shareholders From (Note A):
Net investment income	—	(464,264)
Net realized gain on investments	—	(392,634)
Total distributions to shareholders	—	(856,898)
From Fund Share Transactions (Note D):
Proceeds from shares sold	672,492	4,895,197
Proceeds from reinvestment of dividends and distributions	—	856,898
Payments for shares redeemed	(2,873,545)	(5,195,263)
Net increase/(decrease) from Fund share transactions	(2,201,053)	556,832
Net Increase/(Decrease) in Net Assets	8,854,838	(1,624,233)
Net Assets:
Beginning of period	74,845,193	76,469,426
End of period	$83,700,031	$74,845,193
Undistributed net investment income/(loss) at end of period	$1,094,367	$530,599

See Notes to Financial Statements

12

Notes to Financial Statements International Equity Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") currently offers only Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP")

13

provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis.

14

Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2017, the Fund did not have any unrecognized tax positions.

At June 30, 2017, the cost of investments on a U.S. federal income tax basis was $73,918,325. Gross unrealized appreciation of investments was $13,518,302 and gross unrealized depreciation of investments was $3,506,884 resulting in net unrealized appreciation of $10,011,418 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: foreign currency gains and losses, gains and losses from passive foreign investment companies (PFICs), expiration of capital loss carryforwards and distributions in excess. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2016, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(67,038,387)	$(20,128)	$67,058,515

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$464,454	$743,251	$392,444	$215,188	$856,898	$958,439

15

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$534,833	$—	$(751,393)	$(63,740,239)	$2	$(63,956,797)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, mark-to-market adjustments on forwards, PFIC adjustments and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2016, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$63,586,748

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$153,491	$—

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2016, the Fund had capital loss carryforwards expire of $67,038,387.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization,

16

expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Unaffiliated investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Accordingly, for the six months ended June 30, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class S shares. The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those

17

institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management but exclude interest (commitment fees relating to borrowings are treated as interest for purposes of this exclusion), taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2017, there was no repayment to Management under its contractual expense limitation.

At June 30, 2017, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ending December 31,
			2014	2015	2016	2017
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2017	2018	2019	2020
Class S	1.50%	12/31/20	$186,119	$177,317	$201,256	$63,023

(a)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are now provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the six months ended June 30, 2017, there were purchase and sale transactions of long-term securities of $9,052,794 and $9,891,178, respectively.

During the six months ended June 30, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

18

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2017 and for the year ended December 31, 2016 was as follows:

	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
Shares Sold	56,906	453,196
Shares Issued on Reinvestment of Dividends and Distributions	—	78,184
Shares Redeemed	(245,024)	(475,991)
Total	(188,118)	55,389

Note E—Line of Credit:

At June 30, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30 2017. During the period ended June 30, 2017, the Fund did not utilize the Credit Facility.

Note F—Recent Accounting Pronouncement:

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, for reports with a period-end date after that date. Management is currently evaluating the impact, if any, that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

International Equity Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014		2013	2012
	(Unaudited)
Net Asset Value, Beginning of Period	$10.82		$11.15	$11.12	$11.54		$9.93	$8.45
Income From Investment Operations:
Net Investment Income/(Loss)@	0.08		0.08	0.07	0.10		0.09	0.10
Net Gains or Losses on Securities (both realized and unrealized)	1.54		(0.28)	0.10	(0.48)		1.67	1.46
Total From Investment Operations	1.62		(0.20)	0.17	(0.38)		1.76	1.56
Less Distributions From:
Net Investment Income	—		(0.07)	(0.11)	(0.04)		(0.15)	(0.08)
Net Realized Capital Gains	—		(0.06)	(0.03)	—		—	—
Total Distributions	—		(0.13)	(0.14)	(0.04)		(0.15)	(0.08)
Voluntary Contribution from Management	—		—	—	0.00		—	—
Net Asset Value, End of Period	$12.44		$10.82	$11.15	$11.12		$11.54	$9.93
Total Return†	14.97	%*	(1.82)%	1.53%^	(3.27	)%µ	17.83%	18.48%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$83.7		$74.8	$76.5	$77.3		$22.0	$19.7
Ratio of Gross Expenses to Average Net Assets#	1.66	%**	1.78%	1.73%	1.77%		2.48%	2.55%
Ratio of Net Expenses to Average Net Assets	1.50	%**	1.50%	1.50%	1.50%		1.50%	1.51	%Ø
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.42	%**	0.76%	0.61%	0.90%		0.88%	1.11%
Portfolio Turnover Rate	12	%*	28%	27%	35%		33%	33%
See Notes to Financial Highlights

20

Notes to Financial Highlights International Equity Portfolio
(Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

*  Not annualized.

^  The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

**  Annualized.

Ø  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust

Large Cap Value Portfolio

I Class Shares

Semi-Annual Report

June 30, 2017

B0737 08/17

Large Cap Value Portfolio Commentary

The Neuberger Berman Advisers Management Trust Large Cap Value Portfolio Class I posted a total return of 4.53% for the six months ended June 30, 2017, underperforming the 4.66% return of its benchmark, the Russell 1000® Value Index (Index), for the same period.

In the first two months of the year equities rose rather steadily as companies positioned to benefit from the President's pledges to cut taxes and ease financial regulations led the market upwards. A rebound in oil prices in the wake of OPEC's decision to curb production further bolstered the market during the period. Stocks wavered at times, however, as news fueled skepticism about the stability of the Trump administration and its ability to implement policy changes. In addition, a downward move in oil prices and geopolitical events including the Presidential elections in France and escalating tensions with North Korea caused some dips in the market. Yet the U.S. Federal Reserve (Fed) grew more upbeat on the economy, raising interest rates twice during the period, and stocks gained significant ground driven mainly by strong corporate profits and a recovering global economy.

Within the Index, Health Care and Information Technology have been performance leaders over the past six months. The more defensive Consumer Staples and Utilities sectors also outperformed as investors sought to safeguard against risk amidst rising equity valuations. The Energy sector tumbled during the period as oil supplies remained elevated and crude prices fell, and the Telecommunication Services sector declined as well owing in part to escalating price competition among the companies in the sector.

In terms of the Fund, an underweight allocation and superior stock selection within Energy provided the largest lift to performance relative to the Index, as the Fund's holdings generally held up far better than those in the Index's sector. Consumer Discretionary was also an area of relative strength owing mainly to the Fund's sizeable exposure to the Hotels, Restaurants & Leisure industry, which has outperformed alongside the improving global economy. Industrials further lifted relative results due mainly to the Electrical Equipment industry, where an investment rose markedly over the period owing to positive company-specific developments.

Health Care was the largest detractor from relative performance during the period. The Fund's Health Care stocks in aggregate produced solid returns yet fell short of the Index constituents as we were underweight certain industries, such as Health Care Providers & Services, that did especially well in the Index. Our relative underweight to the outperforming Utilities sector also detracted from relative returns, as did weaker stock returns in Materials, where the shortfall was mainly due to our overweight in the declining Metals & Mining industry.

If, as we expect, the global economy continues to improve, we believe that corporate earnings growth could remain on an upward trend and promote further appreciation in stocks. However, economic progress has been slow and the Fed and central banks around the world are beginning to tighten rates and reduce their balance sheets, which we believe could cause some upheaval for the macro environment. Furthermore, we believe equity valuations are elevated making it increasingly challenging for companies to generate enough profits to justify their stock prices. With these factors in mind we continue to evaluate all market dislocations for investment opportunities. Our portfolio construction strategy entails looking to identify underappreciated stocks with hidden value that can be realized if specific catalysts play out over time. We believe that this approach is fundamental to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Large Cap Value Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	7.7%
Consumer Staples	11.9
Energy	10.2
Financials	21.6
Health Care	13.4
Industrials	5.5
Information Technology	1.7
Materials	6.8
Telecommunication Services	2.3
Ulilities	5.1
Short-Term Investment	13.8
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2017
	Date	06/30/2017	1 Year	5 Years	10 Years	Life of Fund
Large Cap Value Portolio Class I	03/22/1994	4.53%	22.29%	13.46%	4.20%	8.43%
Russell 1000® Value Index[1,2]		4.66%	15.53%	13.94%	5.57%	9.58%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 1.19% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended June 30, 2017 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is March 22, 1994, the Fund's commencement of operations.

2  The Russell 1000® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell 1000 Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market, and includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") transferred to Neuberger Berman Fixed Income LLC ("NBFI") its rights and obligations pertaining to all services it provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman LLC ("Neuberger Berman") (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2017 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LARGE CAP VALUE PORTFOLIO

Actual	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During the Period 1/1/17 – 6/30/17
Class I	$1,000.00	$1,045.30	$4.92	*^
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.98	$4.86	**^

*  Expenses are equal to the annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring, is included in this ratio on a non-annualized basis.

**  Hypothetical expenses are equal to the annualized expense ratio of 0.97%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

^  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded (see Note F of Notes to Financial Statements), the expense ratio would have been 1.09%.

4

Schedule of Investments Large Cap Value Portfolio (Unaudited) June 30, 2017

NUMBER OF SHARES		VALUE
Common Stocks 86.4%
Airlines 0.8%
10,857	Delta Air Lines, Inc.	$583,455
Banks 17.0%
28,956	Bank of America Corp.	702,472
42,665	Citigroup, Inc.	2,853,435
41,524	JPMorgan Chase & Co.	3,795,294
14,816	KeyCorp	277,652
9,106	M&T Bank Corp.	1,474,717
13,926	PNC Financial Services Group, Inc.	1,738,940
12,737	U.S. Bancorp	661,305
14,561	Wells Fargo & Co.	806,825
		12,310,640
Beverages 0.9%
14,299	Coca-Cola Co.	641,310
Capital Markets 1.5%
8,554	CME Group, Inc.	1,071,303
Chemicals 1.3%
3,740	Praxair, Inc.	495,737
6,015	WR Grace & Co.	433,140
		928,877
Containers & Packaging 0.7%
8,880	Crown Holdings, Inc.	529,781	*
Diversified Telecommunication Services 2.3%
17,866	AT&T, Inc.	674,084
22,418	Verizon Communications, Inc.	1,001,188
		1,675,272
Electric Utilities 4.2%
8,834	Alliant Energy Corp.	354,862
10,126	American Electric Power Co., Inc.	703,453
50,656	Exelon Corp.	1,827,162
1,078	NextEra Energy, Inc.	151,060
		3,036,537
Electrical Equipment 2.3%
21,601	Eaton Corp. PLC	1,681,206
Energy Equipment & Services 1.1%
12,222	Schlumberger Ltd.	804,696
NUMBER OF SHARES		VALUE
Food & Staples Retailing 4.6%
37,766	Wal-Mart Stores, Inc.	$2,858,131
10,872	Whole Foods Market, Inc.	457,820
		3,315,951
Food Products 2.3%
3,387	Kraft Heinz Co.	290,063
32,064	Mondelez International, Inc. Class A	1,384,844
		1,674,907
Health Care Equipment & Supplies 3.5%
16,805	Abbott Laboratories	816,891	(a)
7,121	Medtronic PLC	631,989
8,481	Zimmer Biomet Holdings, Inc.	1,088,960
		2,537,840
Health Care Providers & Services 0.3%
784	AmerisourceBergen Corp.	74,111
1,284	HCA Holdings, Inc.	111,965	*
		186,076
Hotels, Restaurants & Leisure 5.4%
49,894	Carnival Corp.	3,271,550
4,409	McDonald's Corp.	675,282
		3,946,832
Household Durables 0.7%
2,671	Whirlpool Corp.	511,817
Household Products 3.2%
26,922	Procter & Gamble Co.	2,346,252
Industrial Conglomerates 0.6%
2,099	3M Co.	436,991
Insurance 3.2%
9,255	American International Group, Inc.	578,622
18,426	Athene Holding Ltd. Class A	914,114	*
2,005	Chubb Ltd.	291,487
8,357	Lincoln National Corp.	564,766
		2,348,989
Machinery 1.6%
7,628	Caterpillar, Inc.	819,705
2,613	WABCO Holdings, Inc.	333,184	*
		1,152,889

See Notes to Financial Statements

5

Schedule of Investments Large Cap Value Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Metals & Mining 4.8%
2,072	Agnico Eagle Mines Ltd.	$93,489
104,726	Newmont Mining Corp.	3,392,075
		3,485,564
Multi-Utilities 1.0%
27,294	NiSource, Inc.	692,176
Oil, Gas & Consumable Fuels 9.1%
79,819	Cabot Oil & Gas Corp.	2,001,861
3,737	EOG Resources, Inc.	338,273
39,176	Exxon Mobil Corp.	3,162,678
5,482	Phillips 66	453,307
24,861	Rice Energy, Inc.	662,048	*
		6,618,167
Personal Products 0.9%
7,174	Estee Lauder Cos., Inc. Class A	688,561
Pharmaceuticals 9.7%
6,462	Eli Lilly & Co.	531,822
18,879	Johnson & Johnson	2,497,503
22,670	Merck & Co., Inc.	1,452,920
957	Perrigo Co. PLC	72,273
73,018	Pfizer, Inc.	2,452,675
		7,007,193
Road & Rail 0.2%
913	Canadian Pacific Railway Ltd.	146,820
NUMBER OF SHARES		VALUE
Semiconductors & Semiconductor Equipment 1.1%
7,585	NXP Semiconductors NV	$830,178	*
Specialty Retail 0.6%
17,123	Gap, Inc.	376,535
1,340	L Brands, Inc.	72,212
		448,747
Technology Hardware, Storage & Peripherals 0.6%
4,617	Western Digital Corp.	409,066
Textiles, Apparel & Luxury Goods 0.9%
5,372	Coach, Inc.	254,311
7,529	VF Corp.	433,670
		687,981
	Total Common Stocks (Cost $55,670,487)	62,736,074
Short-Term Investment 13.9%
Investment Company 13.9%
10,085,529	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.88% (Cost $10,085,529)	10,085,529	(b)(c)
	Total Investments 100.3% (Cost $65,756,016)	72,821,603
	Other Assets Less Liabilities (0.3)%	(213,284	)(d)
	Net Assets 100.0%	$72,608,319

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Represents 7-day effective yield as of June 30, 2017.

(c)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $10,085,529.

(d)  Includes the impact of the Fund's open positions in derivatives at June 30, 2017.

See Notes to Financial Statements

6

Schedule of Investments Large Cap Value Portfolio (Unaudited) (cont'd)

Derivative Instruments

Written option contracts ("options written")

At June 30, 2017, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Bank of America Corp., Call	140	$25	8/18/2017	$(7,630)
Caterpillar, Inc., Call	38	115	9/15/2017	(5,434)
Western Digital Corp., Call	46	105	9/15/2017	(5,658)
Total (premium received: $22,583)				$(18,722)

Options written for the Fund for the six months ended June 30, 2017 were as follows:

	Number of Contracts	Premium Received
Outstanding 12/31/2016	—	$—
Options written	224	22,583
Options expired	—	—
Options exercised	—	—
Options closed	—	—
Outstanding 6/30/2017	224	$22,583

For the six months ended June 30, 2017, the Fund had an average market value of $(18,722) in options written. At June 30, 2017, the Fund had securities pledged in the amount of $194,440 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$62,736,074	$—	$—	$62,736,074
Short-Term Investment	—	10,085,529	—	10,085,529
Total Investments	$62,736,074	$10,085,529	$—	$72,821,603

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2017, no securities were transferred from one level (as of December 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of June 30, 2017:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(18,722)	$—	$—	$(18,722)
Total	$(18,722)	$—	$—	$(18,722)

See Notes to Financial Statements

7

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
June 30, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$72,821,603
Dividends and interest receivable	52,447
Receivable for securities sold	278,214
Receivable for Fund shares sold	3,683
Receivable from broker	22,591
Prepaid expenses and other assets	16,064
Total Assets	73,194,602
Liabilities
Payable to investment manager (Note B)	32,762
Option contracts written, at value** (Note A)	18,722
Due to custodian	39,850
Payable for securities purchased	363,345
Payable for Fund shares redeemed	52,994
Payable to administrator (Note B)	17,870
Payable to trustees	10,348
Accrued expenses and other payables	50,392
Total Liabilities	586,283
Net Assets	$72,608,319
Net Assets consist of:
Paid-in capital	$58,238,562
Undistributed net investment income/(loss)	913,113
Accumulated net realized gains/(losses) on investments	6,387,193
Net unrealized appreciation/(depreciation) in value of investments	7,069,451
Net Assets	$72,608,319
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,558,519
Net Asset Value, offering and redemption price per share	$15.93
*Cost of Investments	$65,756,016
**Premium received from option contracts written	$22,583

See Notes to Financial Statements

8

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
For the Six Months Ended June 30, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$773,147
Interest income—unaffiliated issuers	33,615
Foreign taxes withheld (Note A)	(59)
Total income	$806,703
Expenses:
Investment management fees (Note B)	201,151
Administration fees (Note B)	109,719
Audit fees	23,088
Custodian and accounting fees	15,438
Insurance expense	1,017
Legal fees	12,976
Shareholder reports	11,909
Trustees' fees and expenses	21,514
Miscellaneous	1,920
Total expenses	398,732
Custodian out-of-pocket expenses refunded (Note F)	(90,198)
Total net expenses	308,534
Net investment income/(loss)	$498,169
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Sales of investment securities of unaffiliated issuers	5,387,595
Change in net unrealized appreciation/(depreciation) in value of:
Unaffiliated investment securities	(2,594,941)
Foreign currency	3
Option contracts written	3,861
Net gain/(loss) on investments	2,796,518
Net increase/(decrease) in net assets resulting from operations	$3,294,687

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	LARGE CAP VALUE PORTFOLIO
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$498,169	$528,833
Net realized gain/(loss) on investments	5,387,595	2,210,949
Change in net unrealized appreciation/(depreciation) of investments	(2,591,077)	12,260,639
Net increase/(decrease) in net assets resulting from operations	3,294,687	15,000,421
Distributions to Shareholders From (Note A):
Net investment income	—	(470,886)
Net realized gain on investments	—	(5,161,853)
Total distributions to shareholders	—	(5,632,739)
From Fund Share Transactions (Note D):
Proceeds from shares sold	5,328,620	26,374,250
Proceeds from reinvestment of dividends and distributions	—	5,632,739
Payments for shares redeemed	(14,636,948)	(16,092,373)
Net increase/(decrease) from Fund share transactions	(9,308,328)	15,914,616
Net Increase/(Decrease) in Net Assets	(6,013,641)	25,282,298
Net Assets:
Beginning of period	78,621,960	53,339,662
End of period	$72,608,319	$78,621,960
Undistributed net investment income/(loss) at end of period	$913,113	$414,944

See Notes to Financial Statements

10

Notes to Financial Statements Large Cap Value Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Large Cap Value Portfolio (the "Fund") currently offers only Class I shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange-traded options written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official

11

Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2017 was $13,366.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

12

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2017, the Fund did not have any unrecognized tax positions.

At June 30, 2017, the cost of investments on a U.S. federal income tax basis was $65,815,263. Gross unrealized appreciation of investments was $7,652,981 and gross unrealized depreciation of investments was $646,641 resulting in net unrealized appreciation of $7,006,340 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: prior year partnership adjustments and non-taxable adjustments to income. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2016, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$—	$(190,477)	$190,477

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$470,886	$455,286	$5,161,853	$4,600,984	$5,632,739	$5,056,270

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,951,559	$403,786	$8,719,725	$—	$—	$11,075,070

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and return of capital adjustments.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can

13

otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Unaffiliated investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Derivative instruments: The Fund's use of derivatives during the six months ended June 30, 2017, is described below. Please see the Schedule of Investments for the Fund's open position in derivatives at June 30, 2017. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: During the six months ended June 30, 2017, the Fund used options written to enhance returns.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

14

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

At June 30, 2017, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Equity Risk	Total
Options written	Option contracts written, at value	$(18,722)	$(18,722)
Total Value-Liabilities		$(18,722)	$(18,722)

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended June 30, 2017, was as follows:

Change in Appreciation/(Depreciation)

Derivative Type Statement of	Operations Location	Equity Risk	Total
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$3,861	$3,861
Total Change in Appreciation/(Depreciation)		$3,861	$3,861

The Fund adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. At June 30, 2017, the Fund had no derivatives eligible for offset or subject to an enforceable master netting or similar agreement.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Neuberger Berman BD LLC is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes fees payable to Management, interest (commitment fees relating to borrowings are treated as interest for purposes of this exclusion), taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2017, there was no repayment to Management under its contractual expense limitation.

At June 30, 2017, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Year Ending December 31,
			2014	2015	2016	2017
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2017	2018	2019	2020
Class I	1.00%	12/31/20	$—	$—	$—	$—

(a)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are now provided by NBIA as of January 1, 2016.

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Note C—Securities Transactions:

During the six months ended June 30, 2017, there were purchase and sale transactions of long-term securities (excluding written options) of $27,762,288 and $41,763,692, respectively.

During the six months ended June 30, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2017 and for the year ended December 31, 2016 was as follows:

	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
Shares Sold	342,531	1,832,266
Shares Issued on Reinvestment of Dividends and Distributions	—	406,990
Shares Redeemed	(943,091)	(1,125,032)
Total	(600,560)	1,114,224

Note E—Line of Credit:

At June 30, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30 2017. During the period ended June 30, 2017, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the period ended June 30, 2017.

Expenses Refunded	Interest Paid to the Fund
$90,198	$9,969

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Note G—Recent Accounting Pronouncement:

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, for reports with a period-end date after that date. Management is currently evaluating the impact, if any, that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Large Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014		2013	2012
	(Unaudited)
Net Asset Value, Beginning of Period	$15.24		$13.19	$16.39	$15.04		$11.60	$9.99
Income From Investment Operations:
Net Investment Income/(Loss)@	0.11		0.13	0.14	0.11		0.10	0.12
Net Gains or Losses on Securities (both realized and unrealized)	0.58		3.34	(2.00)	1.36		3.50	1.54
Total From Investment Operations	0.69		3.47	(1.86)	1.47		3.60	1.66
Less Distributions From:
Net Investment Income	—		(0.12)	(0.12)	(0.12)		(0.16)	(0.05)
Net Realized Capital Gains	—		(1.30)	(1.22)	—		—	—
Total Distributions	—		(1.42)	(1.34)	(0.12)		(0.16)	(0.05)
Voluntary Contribution from Management	—		—	—	0.00		—	—
Net Asset Value, End of Period	$15.93		$15.24	$13.19	$16.39		$15.04	$11.60
Total Return†	4.53	%*^‡	27.37%^	(11.80)%^	9.85	%^µ	31.14%^	16.60%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$72.6		$78.6	$53.3	$70.3		$69.9	$61.9
Ratio of Gross Expenses to Average Net Assets#	1.09	%**	1.18%	1.14%	1.10%		1.13%	1.15%
Ratio of Net Expenses to Average Net Assets	0.97	%**ß	1.18%	1.14%	1.10%		1.13%	1.15	%Ø
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.23	%**ß	0.89%	0.89%	0.71%		0.78%	1.15%
Portfolio Turnover Rate	42	%*	93%	153%	130%		165%	124%

See Notes to Financial Highlights

19

Notes to Financial Highlights Large Cap Value Portfolio
(Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2017. The class action proceeds received in 2016 had no impact on the Fund's total return for the year ended December 31, 2016. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been (11.94)%. Had the Fund not received class action proceeds in 2014, total return based on per share NAV for the year ended December 31, 2014 would have been 9.72%. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 30.61%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

*  Not annualized.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

**  Annualized.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

Ratio of Net Expenses to Average Net Assets Six Months Ended June 30, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Six Months Ended June 30, 2017
1.09%	1.09%

Ø  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

‡  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return would have been 4.40%.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

21

Neuberger Berman
Advisers Management Trust

Mid Cap Growth Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2017

B0736 08/17

Mid Cap Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio Class I generated a total return of 12.07% for the six months ended June 30, 2017, outperforming the 11.40% return of its benchmark, the Russell Midcap® Growth Index (Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Over the six month period the highly resilient market has continued its upward trajectory, but not without challenges to that positive momentum. The Republican-controlled legislature discovered that the cohesive power of being the minority opposition can quickly dissipate in a majority leadership, as long-simmering ideological differences surface and fracture what were once unified views. Fortunately, this bull market has largely turned a deaf ear to the political gridlock and maintained the embedded optimism that has been a big part of this post-election surge. The U.S. Federal Reserve continued on its hawkish-leaning path to monetary tightening and while some may worry about an approach that is in anticipation of wage growth and inflation that may not fully materialize, we remain in the camp that believes liquidity normalization will be a long-term positive. Lastly, it appears that equity valuations have become elevated, especially with growth handily outpacing value, but we believe that generally strong corporate earnings continue to provide the necessary counterbalance to prices.

On average during the six month period, the Fund was overweight Information Technology (IT), Health Care, Financials, Energy and Telecommunication Services and underweight Real Estate, Consumer Discretionary, Consumer Staples, Materials and Industrials. IT and Health Care were the Fund's two biggest overweight positions. Our confidence in IT and Health Care is predicated on what we view as a compelling universe of diverse catalysts, pent-up demand, expanding new markets and top-line growth potential. Conversely, we continued to broadly underweight the consumer segments, as the dismal state of retail remains a meaningful headwind. Drilling down to the Fund's holdings, Activision Blizzard and O'Reilly Automotive were the leading contributor and detractor for the period, respectively. Activision, a developer of interactive entertainment/gaming content, continued to deliver strong earnings and margin improvement. Due to its sustained outperformance, Activision meaningfully exceeded our upper threshold for capitalization and we subsequently exited the position. O'Reilly Automotive, a specialty retailer and supplier of automotive aftermarket parts, tools and supplies, fell short of expectations for the most recent quarter. Rumors around the potential for increased competition from Amazon have also weighed on the stock.

Looking ahead, we remain reasonably confident that the balance of 2017 can be an environment conducive for active growth managers, as fundamentals and consistent corporate execution continue to regain relevancy. That said, the big unknown centers on how much positive sentiment, related to anticipated pro-growth policies, is embedded in the post-election market returns and what happens if that optimism wanes or suddenly evaporates in the face of continued political missteps and policy delays. While the market has remained largely detached from the fits and starts associated with the attempt to repeal and replace the Affordable Care Act, potential fiscal storm clouds are looming as Congress will need to address the debt ceiling and kick-start their tax reform agenda. Since we don't hold much sway over Washington and we're not confident we can consistently predict the market's reaction to the current administration's governance style, we will instead remain focused on seeking higher qualitative growth companies capable of consistently delivering compelling fundamentals, as earnings will be the one highly visible and critical driver of this current bull market that we can measure objectively.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Mid Cap Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	16.7%
Consumer Staples	2
Energy	1.3
Financials	7.2
Health Care	18.8
Industrials	14.4
Information Technology	27.0
Materials	2.9
Telecommunication Services	0.4
Short-Term Investment	9.3
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2017
	Date	06/30/2017	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Growth Portfolio Class I	11/03/1997	12.07%	19.74%	11.76%	6.81%	8.97%
Mid Cap Growth Portfolio Class S2	02/18/2003	11.55%	19.04%	11.40%	6.51%	8.75%
Russell Midcap® Growth Index[1,3]		11.40%	17.05%	14.19%	7.87%	7.97%
Russell Midcap® Index[1,3]		7.99%	16.48%	14.72%	7.67%	9.44%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.00% and 1.25% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended June 30, 2017 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") transferred to Neuberger Berman Fixed Income LLC ("NBFI") its rights and obligations pertaining to all services it provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman LLC ("Neuberger Berman") (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2017 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During the Period 1/1/17 – 6/30/17		Expense Ratio***
Class I	$1,000.00	$1,120.70	$3.47	*	0.66%
Class S	$1,000.00	$1,115.50	$6.35	*	1.21%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,021.52	$3.31	**	0.66%
Class S	$1,000.00	$1,018.79	$6.06	**	1.21%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

***  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded (see Note F of Notes to Financial Statements), the expense ratio would have been 0.96% and 1.21% for Class I and Class S, respectively. Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis.

4

Schedule of Investments Mid Cap Growth Portfolio (Unaudited) June 30, 2017

NUMBER OF SHARES		VALUE
Common Stocks 92.4%
Aerospace & Defense 0.4%
32,500	KLX, Inc.	$1,625,000	*
Airlines 1.0%
41,000	Alaska Air Group, Inc.	3,680,160
Auto Components 0.7%
30,000	Delphi Automotive PLC	2,629,500
Automobiles 0.8%
30,000	Thor Industries, Inc.	3,135,600
Banks 2.2%
35,000	East West Bancorp, Inc.	2,050,300
12,500	Signature Bank	1,794,125	*
25,000	SVB Financial Group	4,394,750	*
		8,239,175
Biotechnology 4.2%
23,100	BioMarin Pharmaceutical, Inc.	2,097,942	*
100,000	Exact Sciences Corp.	3,537,000	*
22,500	Incyte Corp.	2,832,975	*
86,500	Neurocrine Biosciences, Inc.	3,979,000	*
23,500	TESARO, Inc.	3,286,710	*
		15,733,627
Capital Markets 3.3%
15,750	Affiliated Managers Group, Inc.	2,612,295
52,550	CBOE Holdings, Inc.	4,803,070
62,000	Raymond James Financial, Inc.	4,973,640
		12,389,005
Chemicals 2.9%
59,000	RPM International, Inc.	3,218,450
40,000	Scotts Miracle-Gro Co.	3,578,400
52,250	Sensient Technologies Corp.	4,207,693
		11,004,543
Commercial Services & Supplies 2.3%
31,500	Cintas Corp.	3,970,260
72,750	Waste Connections, Inc.	4,686,555
		8,656,815
Communications Equipment 2.3%
25,000	Harris Corp.	2,727,000
52,500	Lumentum Holdings, Inc.	2,995,125	*
36,000	Motorola Solutions, Inc.	3,122,640
		8,844,765
NUMBER OF SHARES		VALUE
Distributors 0.9%
107,500	LKQ Corp.	$3,542,125	*
Diversified Consumer Services 2.0%
51,050	Bright Horizons Family Solutions, Inc.	3,941,570	*
108,250	Service Corp. International	3,620,963
		7,562,533
Diversified Telecommunication Services 0.4%
55,000	Zayo Group Holdings, Inc.	1,699,500	*
Electrical Equipment 1.3%
40,000	AMETEK, Inc.	2,422,800
16,000	Rockwell Automation, Inc.	2,591,360
		5,014,160
Electronic Equipment, Instruments & Components 4.1%
68,500	Amphenol Corp. Class A	5,056,670
84,000	CDW Corp.	5,252,520
29,500	Cognex Corp.	2,504,550
74,500	Trimble, Inc.	2,657,415	*
		15,471,155
Food Products 2.0%
42,500	Conagra Brands, Inc.	1,519,800
42,500	Lamb Weston Holdings, Inc.	1,871,700
73,500	Pinnacle Foods, Inc.	4,365,900
		7,757,400
Health Care Equipment & Supplies 8.1%
26,000	ABIOMED, Inc.	3,725,800	*
24,100	Edwards Lifesciences Corp.	2,849,584	*
52,500	Hill-Rom Holdings, Inc.	4,179,525
71,500	Hologic, Inc.	3,244,670	*
40,000	Nevro Corp.	2,977,200	*
80,000	NuVasive, Inc.	6,153,600	*
46,000	Penumbra, Inc.	4,036,500	*
122,500	Wright Medical Group NV	3,367,525	*
		30,534,404
Health Care Providers & Services 3.4%
70,000	Acadia Healthcare Co., Inc.	3,456,600	*
25,000	Centene Corp.	1,997,000	*
55,000	Envision Healthcare Corp.	3,446,850	*
82,000	HealthSouth Corp.	3,968,800
		12,869,250

See Notes to Financial Statements

5

Schedule of Investments Mid Cap Growth Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Hotels, Restaurants & Leisure 3.6%
94,500	Aramark	$3,872,610
127,500	MGM Resorts International	3,989,475
112,500	Red Rock Resorts, Inc. Class A	2,649,375
16,000	Vail Resorts, Inc.	3,245,280
		13,756,740
Household Durables 1.2%
82,500	Newell Brands, Inc.	4,423,650
Industrial Conglomerates 1.4%
22,500	Roper Technologies, Inc.	5,209,425
Insurance 1.9%
38,500	Assurant, Inc.	3,992,065
61,500	Athene Holding Ltd. Class A	3,051,015	*
		7,043,080
Internet & Catalog Retail 1.1%
28,500	Expedia, Inc.	4,245,075
Internet Software & Services 3.7%
26,000	CoStar Group, Inc.	6,853,600	*
37,500	LogMeIn, Inc.	3,918,750
13,000	MercadoLibre, Inc.	3,261,440
		14,033,790
IT Services 4.9%
32,500	DXC Technology Co.	2,493,400
48,500	Euronet Worldwide, Inc.	4,237,445	*
35,750	Fiserv, Inc.	4,373,655	*
60,000	Global Payments, Inc.	5,419,200
32,500	Total System Services, Inc.	1,893,125
		18,416,825
Life Sciences Tools & Services 1.2%
20,000	Bio-Rad Laboratories, Inc. Class A	4,526,200	*
Machinery 4.7%
65,000	Fortive Corp.	4,117,750
74,100	Gardner Denver Holdings, Inc.	1,601,301	*
42,500	IDEX Corp.	4,802,925
136,750	Milacron Holdings Corp.	2,405,432	*
33,500	Stanley Black & Decker, Inc.	4,714,455
		17,641,863
Media 1.1%
41,000	DISH Network Corp. Class A	2,573,160	*
95,000	WideOpenWest, Inc.	1,653,000	*
		4,226,160
NUMBER OF SHARES		VALUE
Multiline Retail 0.5%
30,000	Dollar Tree, Inc.	$2,097,600	*
Oil, Gas & Consumable Fuels 1.3%
25,000	Concho Resources, Inc.	3,038,250	*
22,000	Diamondback Energy, Inc.	1,953,820	*
		4,992,070
Pharmaceuticals 2.4%
17,500	Jazz Pharmaceuticals PLC	2,721,250	*
99,450	Zoetis, Inc.	6,203,691
		8,924,941
Professional Services 1.2%
67,000	WageWorks, Inc.	4,502,400	*
Road & Rail 1.6%
41,050	J.B. Hunt Transport Services, Inc.	3,751,149
25,000	Old Dominion Freight Line, Inc.	2,381,000
		6,132,149
Semiconductors & Semiconductor Equipment 6.4%
35,000	Cavium, Inc.	2,174,550	*
31,000	Lam Research Corp.	4,384,330
70,000	MACOM Technology Solutions Holdings, Inc.	3,903,900	*
62,500	Microchip Technology, Inc.	4,823,750
74,500	Microsemi Corp.	3,486,600	*
55,000	Monolithic Power Systems, Inc.	5,302,000
		24,075,130
Software 6.1%
46,000	Electronic Arts, Inc.	4,863,120	*
54,000	Proofpoint, Inc.	4,688,820	*
44,000	ServiceNow, Inc.	4,664,000	*
40,000	Take-Two Interactive Software, Inc.	2,935,200	*
15,000	Tyler Technologies, Inc.	2,635,050	*
16,500	Ultimate Software Group, Inc.	3,465,990	*
		23,252,180
Specialty Retail 5.0%
45,000	Burlington Stores, Inc.	4,139,550	*
61,500	Five Below, Inc.	3,036,255	*
12,000	O'Reilly Automotive, Inc.	2,624,880	*
70,000	Ross Stores, Inc.	4,041,100
35,000	Tractor Supply Co.	1,897,350
10,500	Ulta Salon Cosmetics & Fragrance, Inc.	3,017,070	*
		18,756,205

See Notes to Financial Statements

6

Schedule of Investments Mid Cap Growth Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Trading Companies & Distributors 0.8%
26,000	United Rentals, Inc.	$2,930,460	*
	Total Common Stocks (Cost $275,140,663)	349,574,660
Short-Term Investment 9.5%
Investment Company 9.5%
35,920,206	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.88% (Cost $35,920,206)	35,920,206	(a)
	Total Investments 101.9% (Cost $311,060,869)	385,494,866
	Other Assets Less Liabilities (1.9)%	(7,015,594)
	Net Assets 100.0%	$378,479,272

*  Non-income producing security.

(a)  Represents 7-day effective yield as of June 30, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$349,574,660	$—	$—	$349,574,660
Short-Term Investment	—	35,920,206	—	35,920,206
Total Investments	$349,574,660	$35,920,206	$—	$385,494,866

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2017, no securities were transferred from one level (as of December 31, 2016) to another.

See Notes to Financial Statements

7

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
June 30, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$385,494,866
Dividends and interest receivable	151,509
Receivable for Fund shares sold	186,326
Prepaid expenses and other assets	16,311
Total Assets	385,849,012
Liabilities
Payable to investment manager (Note B)	169,347
Payable for securities purchased	6,853,129
Payable for Fund shares redeemed	43,710
Payable to administrator (Note B)	151,875
Payable to trustees	10,037
Accrued expenses and other payables	141,642
Total Liabilities	7,369,740
Net Assets	$378,479,272
Net Assets consist of:
Paid-in capital	$275,645,605
Undistributed net investment income/(loss)	(566,896)
Accumulated net realized gains/(losses) on investments	28,966,566
Net unrealized appreciation/(depreciation) in value of investments	74,433,997
Net Assets	$378,479,272
Net Assets
Class I	$97,273,432
Class S	281,205,840
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	3,838,279
Class S	11,933,704
Net Asset Value, offering and redemption price per share
Class I	$25.34
Class S	23.56
*Cost of Investments	$311,060,869

See Notes to Financial Statements

8

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,074,299
Interest income—unaffiliated issuers	101,459
Foreign taxes withheld (Note A)	(2,579)
Total income	$1,173,179
Expenses:
Investment management fees (Note B)	960,027
Administration fees (Note B):
Class I	138,773
Class S	392,104
Distribution fees (Note B):
Class S	326,753
Audit fees	23,088
Custodian and accounting fees	53,516
Insurance expense	6,138
Legal fees	82,121
Shareholder reports	13,161
Trustees' fees and expenses	21,662
Miscellaneous	9,327
Total expenses	2,026,670
Custodian out-of-pocket expenses refunded (Note F)	(286,595)
Total net expenses	1,740,075
Net investment income/(loss)	$(566,896)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Sales of investment securities of unaffiliated issuers	21,101,955
Change in net unrealized appreciation/(depreciation) in value of:
Unaffiliated investment securities	18,275,053
Net gain/(loss) on investments	39,377,008
Net increase/(decrease) in net assets resulting from operations	$38,810,112

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(566,896)	$(1,711,608)
Net realized gain/(loss) on investments	21,101,955	8,819,154
Change in net unrealized appreciation/(depreciation) of investments	18,275,053	6,724,225
Net increase/(decrease) in net assets resulting from operations	38,810,112	13,831,771
Distributions to Shareholders From (Note A):
Net realized gain on investments:
Class I	—	(3,945,881)
Class S	—	(11,953,217)
Total distributions to shareholders	—	(15,899,098)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	7,220,563	7,360,678
Class S	14,410,088	22,554,951
Proceeds from reinvestment of dividends and distributions:
Class I	—	3,945,881
Class S	—	11,953,217
Payments for shares redeemed:
Class I	(6,211,331)	(36,959,521)
Class S	(5,971,681)	(25,710,083)
Net increase/(decrease) from Fund share transactions	9,447,639	(16,854,877)
Net Increase/(Decrease) in Net Assets	48,257,751	(18,922,204)
Net Assets:
Beginning of period	330,221,521	349,143,725
End of period	$378,479,272	$330,221,521
Undistributed net investment income/(loss) at end of period	$(566,896)	$—

See Notes to Financial Statements

10

Notes to Financial Statements Mid Cap Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern

11

Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2017 was $1,503.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

12

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2017, the Fund did not have any unrecognized tax positions.

At June 30, 2017, the cost of investments on a U.S. federal income tax basis was $311,222,926. Gross unrealized appreciation of investments was $75,146,820 and gross unrealized depreciation of investments was $874,880 resulting in net unrealized appreciation of $74,271,940 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: net operating losses, adjustments related to real estate investment trusts ("REITs"), non-taxable adjustments to income, foreign currency gains and losses and prior year partnership adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2016, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(1,762,246)	$1,711,608	$50,638

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$—	$—	$15,899,098	$26,472,577	$15,899,098	$26,472,577

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$8,064,207	$55,959,347	$—	$1	$64,023,555

The temporary difference between book basis and tax basis distributable earnings is primarily due to losses disallowed and recognized on wash sales and tax adjustments related to REITs.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment").

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2016, the Fund had no Post-Enactment capital loss carryforwards.

13

During the year ended December 31, 2016, the Fund utilized capital loss carryforwards of $868,370.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Unaffiliated investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

14

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I. The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management for the Fund's Class S shares but exclude such fees payable for the Fund's Class I shares and exclude, for each class, interest (commitment fees relating to borrowings are treated as interest for purposes of this exclusion), taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2017, there was no repayment to Management under its contractual expense limitation.

15

At June 30, 2017, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ending December 31,
			2014	2015	2016	2017
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2017	2018	2019	2020
Class I	1.00%	12/31/20	$—	$—	$—	$—
Class S	1.25%	12/31/20	—	—	—	—

(a)  Expense limitation per annum of the respective class' average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are now provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the six months ended June 30, 2017, there were purchase and sale transactions of long-term securities of $92,518,917 and $95,545,892, respectively.

During the six months ended June 30, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2017 and for the year ended December 31, 2016 was as follows:

For the Six Months Ended June 30, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	299,144	—	(254,927)	44,217
Class S	628,043	—	(266,814)	361,229

For the Year Ended December 31, 2016

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	336,199	180,672	(1,676,622)	(1,159,751)
Class S	1,126,637	585,655	(1,219,712)	492,580

16

Note E—Line of Credit:

At June 30, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30 2017. During the period ended June 30, 2017, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the period ended June 30, 2017.

Expenses Refunded	Interest Paid to the Fund
$286,595	$34,329

Note G—Recent Accounting Pronouncement:

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, for reports with a period-end date after that date. Management is currently evaluating the impact, if any, that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015		2014		2013	2012
	(Unaudited)
Net Asset Value, Beginning of Period	$22.61		$22.73	$24.50		$41.07		$30.97	$27.55
Income From Investment Operations:
Net Investment Income/(Loss)@	0.04		(0.08)	(0.14)		(0.19)		(0.19)	(0.10)
Net Gains or Losses on Securities (both realized and unrealized)	2.69		1.04	0.49		1.08		10.29	3.52
Total From Investment Operations	2.73		0.96	0.35		0.89		10.10	3.42
Less Distributions From:
Net Realized Capital Gains	—		(1.08)	(2.14)		(17.46)		—	—
Voluntary Contribution from Management	—		—	0.02		0.00		—	—
Net Asset Value, End of Period	$25.34		$22.61	$22.73		$24.50		$41.07	$30.97
Total Return†	12.07	%*^‡	4.40%^	1.28	%^µ	7.58	%µ	32.61%^	12.41	%^
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$97.3		$85.8	$112.6		$69.6		$68.6	$229.0
Ratio of Gross Expenses to Average Net Assets#	0.96	%**	0.99%	0.98%		1.00%		0.99%	0.99%
Ratio of Net Expenses to Average Net Assets	0.66	%**ß	0.99%	0.98%		1.00%		0.99%	0.99	%Ø
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.02	%**ß	(0.35)%	(0.54)%		(0.53)%		(0.57)%	(0.34)%
Portfolio Turnover Rate	28	%*	54%	58	%ñ	64%		43%	38%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015		2014		2013	2012
	(Unaudited)
Net Asset Value, Beginning of Period	$21.12		$21.35	$23.20		$39.95		$30.21	$26.94
Income From Investment Operations:
Net investment income/(loss)@	(0.06)		(0.12)	(0.19)		(0.27)		(0.26)	(0.17)
Net Gains or Losses on Securities (both realized and unrealized)	2.50		0.97	0.46		0.98		10.00	3.44
Total From Investment Operations	2.44		0.85	0.27		0.71		9.74	3.27
Less Distributions From:
Net Realized Capital Gains	—		(1.08)	(2.14)		(17.46)		—	—
Voluntary Contribution from Management	—		—	0.02		0.00		—	—
Net Asset Value, End of Period	$23.56		$21.12	$21.35		$23.20		$39.95	$30.21
Total Return†	11.55	%*^‡	4.16%^	1.00	%^µ	7.31	%µ	32.24%	12.14	%^
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$281.2		$244.4	$236.6		$149.3		$127.8	$88.2
Ratio of Gross Expenses to Average Net Assets	1.21	%**	1.24%	1.24%		1.25%		1.26%#	1.24%
Ratio of Net Expenses to Average Net Assets	1.21	%**ß	1.24%	1.24	%§	1.25	%§	1.25%	1.25	%Ø§
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.56	)%**ß	(0.59)%	(0.80)%		(0.78)%		(0.76)%	(0.57)%
Portfolio Turnover Rate	28	%*	54%	58	%ñ	64%		43%	38%

See Notes to Financial Highlights

19

Notes to Financial Highlights Mid Cap Growth Portfolio (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

*  Not annualized.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2017. Had the Fund not received class action proceeds in 2016, total return based on per share NAV for the year ended December 31, 2016 would have been 4.35% and 4.11% for Class I and Class S, respectively. The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 32.58% for Class I. Had the Fund not received class action proceeds in 2012, total return based on per share NAV for the year ended December 31, 2012 would have been 12.34% and 12.06% for Class I and Class S, respectively.

µ  Had the Fund not received a voluntary contribution, total return based on per share NAV for the year ended December 31, 2015 would have been 1.23% and 0.95% for Class I and Class S, respectively. The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

**  Annualized.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Six Months Ended June 30, 2017	Ratio of Net Investment Income/ (Loss) to Average Net Assets Six Months Ended June 30, 2017
Class I	0.96%	(0.32)%
Class S	1.21%	(0.57)%

20

Notes to Financial Highlights Mid Cap Growth Portfolio (Unaudited) (cont'd)

Ø  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

‡  The Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements had no impact on Class S's total return for the six months ended June 30, 2017. Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return for Class I would have been 11.72%.

ñ  On November 6, 2015, Mid Cap Growth acquired all of the net assets of Balanced, Growth and Small Cap Growth pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Balanced, Growth and Small Cap Growth (acquired funds) prior to the merger date.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended December 31,
	2015	2014	2013	2012
Class S	1.24%	1.25%	—	1.24%

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).
22

Neuberger Berman
Advisers Management Trust

Mid Cap Intrinsic Value Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2017

C0244 08/17

Mid Cap Intrinsic Value Portfolio Commentary

For the six months ended June 30, 2017, the Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio Class I shares generated a total return of 9.40%, outperforming the Russell Midcap® Value Index (Index), which posted a return of 5.18% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Stocks continued to rally during the period, and many indexes reached new highs. Surprisingly, bond yields decreased during the 2nd quarter; the 10-year U.S. Treasury yield ended the period near the year's earlier lows. Investors became increasingly concerned with President Trump's ability to move his agenda through Congress. With the U.S. Federal Reserve (Fed) continuing to tighten monetary policy and sluggish first quarter GDP growth, the "Trump trade" gave way to a "risk off" trade, which favored the defensive sectors of the market. Bond and stock markets were sending contradictory messages; the bond market was signaling a slow growth economy with little concern for a pick-up in inflation, while the stock market, with the S&P 500® Index having a current fiscal year P/E ratio of 18.8 (based on analyst consensus estimates), anticipated an acceleration in earnings growth.

The Fund benefited from its overweight in Technology. We believe the Fund's Technology holdings have strong growth prospects while selling at value multiples. Two strong Technology performers were Western Digital and Check Point Software. Over the last year we have increased our exposure to the Health Care sector as many stocks in this area came under pressure due to the new administration's concerns about pharmaceutical pricing and the potential disruption if Obamacare is repealed. Performance was helped by Quintiles and Zimmer Biomet, which both rebounded from overly depressed levels. In Consumer Staples, Whole Foods Market agreed to be purchased by Amazon for $42 per share in cash, which was a substantial premium to the Fund's cost.

Detracting from relative performance was the Fund's underweight in the Utilities sector, which did well as interest rates declined. Also, the Fund has very little real estate investment trust exposure and this area of the financial sector did well as it is particularly sensitive to interest rates. On an individual stock basis, Devon Energy came under pressure as oil prices collapsed. Given our negative outlook for oil prices we eliminated this position. BankUnited declined as its loan growth came in below very aggressive targets; however, we still believe it is a very valuable franchise. Avis Budget Group underperformed as used car prices dropped more than expected and investors questioned the business model. With the stock selling at an estimated 20% free cash flow yield, we believe the company remains an attractive investment.

We were somewhat active in the portfolio, adding to positions where prices became more attractive and initiating several new ideas. We eliminated positions—a couple of which achieved their intrinsic value(1) targets and another couple where our investment thesis for the companies changed. Lastly, we trimmed several positions mostly after significant market appreciation.

Since the presidential election on November 8, 2016, the Index is up over 13%, with the Fund strongly outperforming the Index by about 300 basis points through the end of June. We believe the post-election rally was based on a pro-growth platform of less regulation, infrastructure spending, and tax reform. While regulatory changes are being implemented by the Trump Administration, it remains cloudy as to whether the main agenda will be realized. Without fiscal stimulus and with the Fed tightening, we believe economic growth could slow further and with valuation levels significantly above historical averages investors should be cautious moving forward. With that said, in our opinion, the Fund's portfolio of high quality, cash generating investments continue to sell at what we think is an attractive discount to intrinsic value and we believe that it is positioned to generate solid returns over time.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Mid Cap Intrinsic Value Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	12.7%
Consumer Staples	3.2
Energy	8.4
Financial Services	15.1
Health Care	11.1
Materials & Processing	3.1
Producer Durables	18.8
Technology	16.8
Utilities	5.5
Short-Term Investment	5.3
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2017
	Date	06/30/2017	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Intrinsic Value Portfolio Class I	08/22/2001	9.40%	20.84%	14.43%	6.39%	8.69%
Mid Cap Intrinsic Value Portfolio Class S2	04/29/2005	9.22%	20.58%	14.18%	6.17%	8.51%
Russell Midcap® Value Index[1,3]		5.18%	15.93%	15.14%	7.23%	10.06%
Russell Midcap® Index[1,3]		7.99%	16.48%	14.72%	7.67%	9.67%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/ or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/ or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/ or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.06% and 1.31% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.26% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2017 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is August 22, 2001, the inception date of the oldest share class.

2  Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") transferred to Neuberger Berman Fixed Income LLC ("NBFI") its rights and obligations pertaining to all services it provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman LLC ("Neuberger Berman") (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2017 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO

Actual	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During the Period 1/1/17 – 6/30/17		Expense Ratio***
Class I	$1,000.00	$1,094.00	$5.19	*	1.00%
Class S	$1,000.00	$1,092.20	$6.48	*	1.25%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.84	$5.01	**	1.00%
Class S	$1,000.00	$1,018.60	$6.26	**	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

***  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded (see Note F of Notes to Financial Statements), the expense ratios for Class I and Class S would have been 1.02% and 1.25%, respectively. Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis.

4

Schedule of Investments Mid Cap Intrinsic Value Portfolio (Unaudited) June 30, 2017

NUMBER OF SHARES		VALUE
Common Stocks 96.5%
Aerospace & Defense 8.2%
27,550	General Dynamics Corp.	$5,457,655
43,300	Orbital ATK, Inc.	4,258,988
19,846	Rockwell Collins, Inc.	2,085,418
40,800	Spirit AeroSystems Holdings, Inc. Class A	2,363,952
		14,166,013
Airlines 2.3%
78,300	American Airlines Group, Inc.	3,940,056
Banks 6.1%
131,800	BankUnited, Inc.	4,442,978
56,800	BB&T Corp.	2,579,288
49,100	Comerica, Inc.	3,596,084
		10,618,350
Building Products 2.4%
95,610	Johnson Controls International PLC	4,145,650
Capital Markets 2.2%
42,600	State Street Corp.	3,822,498
Chemicals 4.2%
34,400	Ashland Global Holdings, Inc.	2,267,304
215,439	Valvoline, Inc.	5,110,213
		7,377,517
Commercial Services & Supplies 1.8%
243,000	Covanta Holding Corp.	3,207,600
Construction & Engineering 1.9%
21,700	Valmont Industries, Inc.	3,246,320
Containers & Packaging 1.9%
37,200	Avery Dennison Corp.	3,287,364
Electric Utilities 1.8%
40,900	Edison International	3,197,971
Electronic Equipment, Instruments & Components 2.5%
147,700	Flex Ltd.	2,408,987	*
27,900	Itron, Inc.	1,890,225	*
		4,299,212
NUMBER OF SHARES		VALUE
Equity Real Estate Investment Trust 2.1%
108,040	Colony Starwood Homes	$3,706,852
Food & Staples Retailing 2.0%
82,100	Whole Foods Market, Inc.	3,457,231
Food Products 1.2%
26,000	TreeHouse Foods, Inc.	2,123,940	*
Health Care Equipment & Supplies 3.5%
47,000	Zimmer Biomet Holdings, Inc.	6,034,800
Health Care Providers & Services 2.0%
55,300	Envision Healthcare Corp.	3,465,651	*
Hotels, Restaurants & Leisure 0.7%
12,700	Wyndham Worldwide Corp.	1,275,207
Household Durables 2.2%
19,600	Whirlpool Corp.	3,755,752
Independent Power and Renewable Electricity Producers 1.6%
250,400	AES Corp.	2,781,944
IT Services 4.4%
26,600	Amdocs Ltd.	1,714,636
165,900	Conduent, Inc.	2,644,446	*
109,600	Teradata Corp.	3,232,104	*
		7,591,186
Life Sciences Tools & Services 2.1%
40,700	Quintiles IMS Holdings, Inc.	3,642,650	*
Media 4.1%
36,600	CBS Corp. Class B	2,334,348
38,150	Lions Gate Entertainment Corp. Class A	1,076,593	*
38,150	Lions Gate Entertainment Corp. Class B	1,002,582	*
121,100	MSG Networks, Inc. Class A	2,718,695	*
		7,132,218
Mortgage Real Estate Investment Trust 1.9%
147,200	Starwood Property Trust, Inc.	3,295,808
Multi-Utilities 2.1%
134,700	CenterPoint Energy, Inc.	3,688,086

See Notes to Financial Statements

5

Schedule of Investments Mid Cap Intrinsic Value Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Multiline Retail 1.4%
108,200	Macy's, Inc.	$2,514,568
Oil, Gas & Consumable Fuels 5.6%
148,400	Cabot Oil & Gas Corp.	3,721,872
64,500	ONEOK, Inc.	3,364,320
85,400	Williams Cos., Inc.	2,585,912
		9,672,104
Pharmaceuticals 3.8%
47,200	Perrigo Co. PLC	3,564,544
90,000	Teva Pharmaceutical Industries Ltd. ADR	2,989,800
		6,554,344
Road & Rail 2.3%
144,900	Avis Budget Group, Inc.	3,951,423	*
Semiconductors & Semiconductor Equipment 5.1%
271,400	ON Semiconductor Corp.	3,810,456	*
52,300	Skyworks Solutions, Inc.	5,018,185
		8,828,641
Software 4.9%
42,700	Check Point Software Technologies Ltd.	4,657,716	*
222,500	Nuance Communications, Inc.	3,873,725	*
		8,531,441
Specialty Retail 2.3%
34,700	Best Buy Co., Inc.	1,989,351
359,100	Office Depot, Inc.	2,025,324
		4,014,675
NUMBER OF SHARES		VALUE
Technology Hardware, Storage & Peripherals 2.9%
56,321	Western Digital Corp.	$4,990,040
Trading Companies & Distributors 3.0%
112,400	AerCap Holdings NV	5,218,732	*
	Total Common Stocks (Cost $129,950,542)	167,535,844
Rights 0.0%(a)
Food & Staples Retailing 0.0%(a)
39,450	Safeway, Inc. (Casa Ley)	9,863	*(b)
39,450	Safeway, Inc. (Property Development Centers)	0	*(b)(c)
	Total Rights (Cost $41,147)	9,863
Short-Term Investment 5.4%
Investment Company 5.4%
9,310,520	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.88% (Cost $9,310,520)	9,310,520	(d)
	Total Investments 101.9% (Cost $139,302,209)	176,856,227
	Other Assets Less Liabilities (1.9)%	(3,233,884)
	Net Assets 100.0%	$173,622,343

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Illiquid security.

(c)  Security fair valued as of June 30, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at June 30, 2017, amounted to $0, which represents 0.0% of net assets of the Fund.

(d)  Represents 7-day effective yield as of June 30, 2017.

See Notes to Financial Statements

6

Schedule of Investments Mid Cap Intrinsic Value Portfolio (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$167,535,844	$—	$—	$167,535,844
Rights(a)	—	—	9,863	9,863
Short-Term Investment	—	9,310,520	—	9,310,520
Total Investments	$167,535,844	$9,310,520	$9,863	$176,856,227

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

Investments in Securities:	Beginning balance, as of 1/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 6/30/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/2017
Rights(c)
Food & Staples Retailing	$10,652	$—	$—	$(789)	$—	$—	$—	$—	$9,863	$(789)
Total	$10,652	$—	$—	$(789)	$—	$—	$—	$—	$9,863	$(789)

(c)  As of the six months ended June 30, 2017, this security was valued based on a single quotation obtained from a dealer. The Fund does not have access to unofbservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the six months ended June 30, 2017, no securities were transferred from one level (as of December 31, 2016) to another.

See Notes to Financial Statements

7

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
June 30, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$176,856,227
Dividends and interest receivable	365,570
Receivable for Fund shares sold	88,432
Prepaid expenses and other assets	4,847
Total Assets	177,315,076
Liabilities
Payable to investment manager (Note B)	77,973
Payable for securities purchased	3,211,421
Payable for Fund shares redeemed	242,900
Payable to administrator—net (Note B)	54,276
Payable to trustees	9,635
Accrued expenses and other payables	96,528
Total Liabilities	3,692,733
Net Assets	$173,622,343
Net Assets consist of:
Paid-in capital	$135,344,412
Undistributed net investment income/(loss)	1,857,568
Accumulated net realized gains/(losses) on investments	(1,133,655)
Net unrealized appreciation/(depreciation) in value of investments	37,554,018
Net Assets	$173,622,343
Net Assets
Class I	$113,679,953
Class S	59,942,390
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	6,145,455
Class S	2,860,423
Net Asset Value, offering and redemption price per share
Class I	$18.50
Class S	20.96
*Cost of Investments	$139,302,209

See Notes to Financial Statements

8

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
For the Six Months Ended June 30, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,500,034
Interest income—unaffiliated issuers	20,389
Foreign taxes withheld (Note A)	(9,180)
Total income	$1,511,243
Expenses:
Investment management fees (Note B)	459,551
Administration fees (Note B):
Class I	163,905
Class S	86,759
Distribution fees (Note B):
Class S	72,299
Audit fees	23,088
Custodian and accounting fees	32,643
Insurance expense	2,646
Legal fees	48,430
Shareholder reports	12,710
Trustees' fees and expenses	20,960
Miscellaneous	3,630
Total expenses	926,621
Expenses reimbursed by Management (Note B)	(5,178)
Custodian out-of-pocket expenses refunded (Note F)	(29,788)
Total net expenses	891,655
Net investment income/(loss)	$619,588
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Sales of investment securities of unaffiliated issuers	8,328,686
Change in net unrealized appreciation/(depreciation) in value of:
Unaffiliated investment securities	5,981,801
Net gain/(loss) on investments	14,310,487
Net increase/(decrease) in net assets resulting from operations	$14,930,075

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP INTRINSIC VALUE PORTFOLIO
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$619,588	$1,562,437
Net realized gain/(loss) on investments	8,328,686	(6,405,396)
Change in net unrealized appreciation/(depreciation) of investments	5,981,801	27,638,506
Net increase/(decrease) in net assets resulting from operations	14,930,075	22,795,547
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(635,017)
Class S	—	(130,629)
Net realized gain on investments:
Class I	—	(7,219,441)
Class S	—	(3,562,341)
Total distributions to shareholders	—	(11,547,428)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	11,880,756	20,771,315
Class S	7,591,850	6,119,027
Proceeds from reinvestment of dividends and distributions:
Class I	—	7,854,458
Class S	—	3,692,970
Payments for shares redeemed:
Class I	(12,731,056)	(21,510,721)
Class S	(9,696,079)	(12,774,496)
Net increase/(decrease) from Fund share transactions	(2,954,529)	4,152,553
Net Increase/(Decrease) in Net Assets	11,975,546	15,400,672
Net Assets:
Beginning of period	161,646,797	146,246,125
End of period	$173,622,343	$161,646,797
Undistributed net investment income/(loss) at end of period	$1,857,568	$1,237,980

See Notes to Financial Statements

10

Notes to Financial Statements Mid Cap Intrinsic Value
Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and rights, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP")

11

provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2017 was $6.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

12

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2017, the Fund did not have any unrecognized tax positions.

At June 30, 2017, the cost of investments on a U.S. federal income tax basis was $138,866,382. Gross unrealized appreciation of investments was $42,801,036 and gross unrealized depreciation of investments was $4,811,191 resulting in net unrealized appreciation of $37,989,845 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: prior year adjustments, distributions re-designated, partnership basis adjustments, non-deductible expense, return of capital distributions from real estate investment trusts ("REITs") and capital gain distributions from REITs. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2016, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(289)	$(635,750)	$636,039

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$766,176	$1,001,284	$10,781,252	$3,551,777	$11,547,428	$4,553,061

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,237,980	$—	$31,789,388	$(9,679,512)	$—	$23,347,856

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and return of capital adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2016, the Fund had unused

13

capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$3,818,173

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$2,840,658	$3,020,681

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At June 30, 2017, the Fund estimated these amounts for the period January 1, 2017 to June 30, 2017 within the financial statements because the 2017 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2016, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

14

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Unaffiliated investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I. The Board has adopted a distribution and shareholder

15

services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management but exclude interest (commitment fees relating to borrowings are treated as interest for purposes of this exclusion), taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2017, there was no repayment to Management under its contractual expense limitation.

At June 30, 2017, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ending December 31,
			2014	2015	2016	2017
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2017	2018	2019	2020
Class I	1.50%	12/31/20	$—	$—	$—	$—
Class S	1.25%	12/31/21	11,815	16,463	23,969	5,178

(a)  Expense limitation per annum of the respective class' average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are now provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the six months ended June 30, 2017, there were purchase and sale transactions of long-term securities of $31,804,565 and $22,540,622, respectively.

16

During the six months ended June 30, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2017 and for the year ended December 31, 2016 was as follows:

For the Six Months Ended June 30, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	670,344	—	(715,116)	(44,772)
Class S	376,783	—	(483,933)	(107,150)

For the Year Ended December 31, 2016

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,283,423	501,562	(1,316,975)	468,010
Class S	330,018	207,820	(696,761)	(158,923)

Note E—Line of Credit:

At June 30, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30 2017. During the period ended June 30, 2017, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the period ended June 30, 2017.

Expenses Refunded	Interest Paid to the Fund
$29,788	$2,504

17

Note G—Recent Accounting Pronouncement:

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017 for reports with a period-end date after that date. Management is currently evaluating the impact, if any, that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Mid Cap Intrinsic Value Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014		2013	2012
	(Unaudited)
Net Asset Value, Beginning of Period	$16.91		$15.85	$17.87	$16.38		$12.09	$14.26
Income From Investment Operations:
Net Investment Income/(Loss)@	0.07		0.18	0.07	0.20		0.17	0.18
Net Gains or Losses on Securities (both realized and unrealized)	1.52		2.27	(1.53)	1.98		4.30	1.94
Total From Investment Operations	1.59		2.45	(1.46)	2.18		4.47	2.12
Less Distributions From:
Net Investment Income	—		(0.11)	(0.14)	(0.19)		(0.18)	(0.10)
Net Realized Capital Gains	—		(1.28)	(0.42)	(0.50)		—	(4.19)
Total Distributions	—		(1.39)	(0.56)	(0.69)		(0.18)	(4.29)
Voluntary Contribution from Management	—		—	—	0.00		—	—
Net Asset Value, End of Period	$18.50		$16.91	$15.85	$17.87		$16.38	$12.09
Total Return†	9.40	%*‡	16.17%^	(8.34)%^	13.84	%µ	37.05%^	15.53%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$113.7		$104.7	$90.7	$92.4		$84.1	$68.0
Ratio of Gross Expenses to Average Net Assets#	1.02	%**	1.05%	1.03%	1.02%		1.03%	1.07%
Ratio of Net Expenses to Average Net Assets	1.00	%**ß	1.05%	1.03%	1.02%		1.03%	1.07	%Ø
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.81	%**ß	1.12%	0.42%	1.20%		1.16%	1.27%
Portfolio Turnover Rate	14	%*	36%	41%	30%		35%	29%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014		2013	2012
	(Unaudited)
Net Asset Value, Beginning of Period	$19.19		$17.78	$19.95	$18.20		$13.43	$15.41
Income From Investment Operations:
Net Investment Income/(Loss)@	0.06		0.17	0.04	0.18		0.15	0.17
Net Gains or Losses on Securities (both realized and unrealized)	1.71		2.57	(1.72)	2.21		4.77	2.10
Total From Investment Operations	1.77		2.74	(1.68)	2.39		4.92	2.27
Less Distributions From:
Net Investment Income	—		(0.05)	(0.07)	(0.14)		(0.15)	(0.06)
Net Realized Capital Gains	—		(1.28)	(0.42)	(0.50)		—	(4.19)
Total Distributions	—		(1.33)	(0.49)	(0.64)		(0.15)	(4.25)
Voluntary Contribution from Management	—		—	—	0.00		—	—
Net Asset Value, End of Period	$20.96		$19.19	$17.78	$19.95		$18.20	$13.43
Total Return†	9.22	%*‡	15.98%^	(8.52)%^	13.56	%µ	36.71%^	15.37%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$59.9		$56.9	$55.6	$62.9		$62.5	$53.5
Ratio of Gross Expenses to Average Net Assets#	1.27	%**	1.30%	1.28%	1.27%		1.28%	1.32%
Ratio of Net Expenses to Average Net Assets	1.25	%**ß	1.25%	1.25%	1.25%		1.25%	1.25	%Ø
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.56	%**ß	0.91%	0.18%	0.97%		0.95%	1.09%
Portfolio Turnover Rate	14	%*	36%	41%	30%		35%	29%

See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Intrinsic Value
Portfolio (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2017. The class action proceeds received in 2016 had no impact on the Fund's total return for the year ended December 31, 2016. The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 36.88% and 36.56% for Class I and Class S, respectively.

*  Not annualized.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

**  Annualized.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Six Months Ended June 30, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Six Months Ended June 30, 2017
Class I	1.02%	0.78%
Class S	1.25%	0.55%

Ø  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

‡  The Custodian Out-of-Pocket Expenses Refund listed in Note F of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2017.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust

Short Duration Bond Portfolio

I Class Shares

Semi-Annual Report

June 30, 2017

B0374 08/17

Short Duration Bond Portfolio Commentary

The Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio Class I posted a 0.86% total return for the six months ended June 30, 2017, outperforming its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (Index), which returned 0.72% for the same period.

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved higher and longer-term rates declined. Short-term rates rose against a backdrop of the U.S. Federal Reserve (Fed) interest rate hikes in March and June 2017. In addition, the Fed indicated that it would begin reducing its holdings in mortgage-backed securities and agency debt later in the year. Meanwhile, longer-term rates declined as certain economic data moderated and questions arose whether the Trump administration's growth initiatives would be delayed or scaled back. For the six months ended June 30, 2017, the yield on the two-year U.S. Treasury Note moved 18 basis points (bps) higher, whereas the 10-year U.S Treasury Bond yield declined 14 bps. The spread sectors (non-Treasury securities) largely generated positive, albeit modest, returns during the reporting period.

The primary contributor to the Fund's performance during the reporting period was its significant overweight to investment grade corporate bonds. Their spreads narrowed against a backdrop of generally strong corporate earnings and solid investor demand. An out-of-benchmark allocation to asset-backed securities (ABS) was also a meaningful contributor to performance. The Fund's overweight to commercial mortgage-backed securities was also additive for results. Elsewhere, the Fund maintained a defensive duration position relative to the Index, with an underweight to the shorter end of the yield curve. This positioning was beneficial as short-term rates rose amid the Fed's interest rate hikes. Detracting from performance was the Fund's underweight to agency debt.

The Fund maintained an overweight to the spread sectors and an underweight to Treasuries during the reporting period. However, several adjustments were made to the Fund, including increasing its overweight to investment grade corporate bonds. This was funded by reducing its allocations to Treasuries and non-agency mortgage-backed securities. The Fund also reinvested ABS paydowns into investment grade corporate bonds.

Looking ahead, we anticipate the U.S. economy to continue improving, albeit at a relatively modest pace. Turning to the Fed, we believe there could be one additional interest rate hike in 2017. The Fed has also indicated that it intends to begin reducing its sizable balance sheet later this year. While this could potentially trigger some volatility, we do not anticipate it to dramatically impact the market, as the Fed has telegraphed this policy change and capped the amount it plans to reduce its balance sheet on a monthly basis. As in the past, we would view periods of volatility as opportunities to selectively purchase securities that we think are attractively valued, as well as manage the Fund's duration and yield curve positioning.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND MATTHEW MCGINNIS
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

1

Short Duration Bond Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	13.7%
Corporate Bonds	46.8
Mortgage-Backed Securities	29.3
U.S. Treasury Obligations	8.0
Short-Term Investment	2.9
Other Assets Less Liabilities	(0.7)*
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2017
	Date	06/30/2017	1 Year	5 Years	10 Years	Life of Fund
Short Duration Bond Portfolio Class I	09/10/1984	0.86%	0.84%	1.07%	1.42%	4.85%
Bloomberg Barclays 1-3 Year
U.S. Government/
Credit Bond
Index[1,2]		0.72%	0.35%	0.95%	2.30%	5.44%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/ or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/ or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/ or fee waiver arrangements.

For the period ended June 30, 2017, the 30-day SEC yield was 0.92% for Class I shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 0.88% for Class I shares (before expense reimbursements and/ or fee waivers, if any). The expense ratios for the semi-annual period ended June 30, 2017 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is September 10, 1984, the Fund's commencement of operations.

2  The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities. On August 24, 2016, Bloomberg acquired the Barclays fixed income benchmark indices from Barclays. Barclays and Bloomberg have agreed to co-brand the indices as the Bloomberg Barclays Indices for an initial term of five years. For more information, please visit www.bloombergindices.com/. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") transferred to Neuberger Berman Fixed Income LLC ("NBFI") its rights and obligations pertaining to all services it provided to the Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman LLC ("Neuberger Berman") (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2017 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During the Period 1/1/17 – 6/30/17
Class I	$1,000.00	$1,008.60	$3.78	*^
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,021.03	$3.81	**^

*  Expenses are equal to the annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring, is included in this ratio on a non-annualized basis.

**  Hypothetical expenses are equal to the annualized expense ratio of 0.76%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown). Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring, is included in this ratio on a non-annualized basis.

^  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded (see Note F of Notes to Financial Statements), the expense ratio would have been 0.87%.

4

Schedule of Investments Short Duration Bond Portfolio (Unaudited)
June 30, 2017

PRINCIPAL AMOUNT	VALUE
U.S. Treasury Obligations 8.0%
	U.S. Treasury Notes
$1,435,000	1.00%, due 11/15/19	$1,419,865
70,000	1.63%, due 3/15/20	70,216
9,445,000	1.50%, due 4/15/20 & 6/15/20	9,435,989
	Total U.S. Treasury Obligations (Cost $10,957,758)	10,926,070
Mortgage-Backed Securities 29.3%
Adjustable Mixed Balance 0.7%
259,187	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 2.18%, due 6/19/34	251,032	(a)
736,132	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 3.07%, due 12/25/34	750,162	(a)
		1,001,194
Commercial Mortgage-Backed 20.8%
1,150,198	BBCMS Mortgage Trust, Ser. 2017-C1, Class A1, 2.01%, due 2/15/50	1,148,903
785,648	CD Mortgage Trust, Ser. 2017-CD3, Class A1, 1.97%, due 2/10/50	783,951
	Citigroup Commercial Mortgage Trust
5,889	Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	5,887
2,030,873	Ser. 2016-P6, Class A1, 1.88%, due 12/10/49	2,022,898
	Commercial Mortgage Pass-Through Certificates
2,437,917	Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	2,430,008
491,335	Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	490,431
1,110,240	Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	1,108,036
1,072,263	Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	1,068,932
212,212	Ser. 2014-UBS5, Class A1, 1.37%, due 9/10/47	212,082
977,354	Ser. 2015-CR25, Class A1, 1.74%, due 8/10/48	975,580
1,047,505	Ser. 2016-CR28, Class A1, 1.77%, due 2/10/49	1,046,385
1,306,896	Ser. 2015-PC1, Class A1, 1.67%, due 7/10/50	1,306,474
1,542,926	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 9/10/49	1,527,412
650,330	GS Mortgage Securities Trust, Ser. 2015-GS1, Class A1, 1.94%, due 11/10/48	650,712
1,000,000	Ladder Capital Commercial Mortgage Securities LLC, Ser. 2017-LC26, Class A1,	998,033	(b)
	1.98%, due 7/12/50
	Morgan Stanley Bank of America Merrill Lynch Trust
1,537,458	Ser. 2016-C28, Class A1, 1.53%, due 1/15/49	1,522,291
1,485,968	Ser. 2017-C33, Class A1, 2.03%, due 5/15/50	1,487,348
1,291,240	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/48	1,275,489
	Wells Fargo Commercial Mortgage Trust
645,946	Ser. 2015-P2, Class A1, 1.97%, due 12/15/48	646,855
1,899,764	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/49	1,878,015
2,162,393	Ser. 2016-NXS5, Class A1, 1.56%, due 1/15/59	2,151,481
1,520,461	Ser. 2016-C32, Class A1, 1.58%, due 1/15/59	1,512,450
2,031,712	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	2,024,612
		28,274,265
Fannie Mae 4.6%
	Pass-Through Certificates
1,089,234	3.50%, due 10/1/25	1,133,893
2,278,296	3.00%, due 9/1/27	2,344,637
2,536,180	4.50%, due 5/1/41 – 5/1/44	2,735,828
		6,214,358

See Notes to Financial Statements

5

Schedule of Investments Short Duration Bond Portfolio (Unaudited)
(cont'd)

PRINCIPAL AMOUNT		VALUE
Freddie Mac 3.2%
	Pass-Through Certificates
$1,227,185	3.50%, due 5/1/26	$1,278,878
1,624,780	3.00%, due 1/1/27	1,669,571
1,276,605	4.50%, due 11/1/39	1,372,066
		4,320,515
	Total Mortgage-Backed Securities (Cost $39,960,893)	39,810,332
Corporate Bonds 46.8%
Aerospace & Defense 0.5%
665,000	Rockwell Collins, Inc., 1.95%, due 7/15/19	666,003
Auto Manufacturers 4.3%
885,000	Daimler Finance N.A. LLC, 1.50%, due 7/5/19	876,608	(b)
2,000,000	Ford Motor Credit Co. LLC, 2.02%, due 5/3/19	1,996,974
2,035,000	General Motors Financial Co., Inc., 2.40%, due 5/9/19	2,040,519
915,000	Toyota Motor Credit Corp., 1.95%, due 4/17/20	914,650
		5,828,751
Banks 15.8%
	Bank of America Corp.
2,600,000	2.00%, due 1/11/18	2,604,004
620,000	Ser. L, 2.60%, due 1/15/19	625,858
1,125,000	Capital One Financial Corp., 2.50%, due 5/12/20	1,129,792
1,125,000	Capital One N.A., 2.35%, due 8/17/18	1,129,551
1,985,000	Citigroup, Inc., 2.05%, due 6/7/19	1,986,360
2,240,000	Goldman Sachs Group, Inc., 2.90%, due 7/19/18	2,265,464
2,180,000	JPMorgan Chase & Co., 2.25%, due 1/23/20	2,186,618
2,545,000	Morgan Stanley, 2.45%, due 2/1/19	2,562,079
605,000	MUFG Americas Holdings Corp., 1.63%, due 2/9/18	604,946
1,985,000	National Australia Bank Ltd., 1.38%, due 7/12/19	1,961,811
1,550,000	Wells Fargo & Co., 2.15%, due 1/30/20	1,555,645
2,795,000	Westpac Banking Corp., 2.15%, due 3/6/20	2,800,269
		21,412,397
Beverages 2.9%
2,115,000	Anheuser-Busch InBev Finance, Inc., 1.90%, due 2/1/19	2,119,799
1,770,000	Anheuser-Busch InBev Worldwide, Inc., 1.38%, due 7/15/17	1,769,848
		3,889,647
Commercial Services 1.3%
1,675,000	ERAC USA Finance LLC, 6.38%, due 10/15/17	1,696,681	(b)
Computers 3.1%
1,510,000	Apple, Inc., 1.55%, due 2/8/19	1,509,611
800,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, due 6/1/19	818,732	(b)
	HP Enterprise Co.
472,000	2.45%, due 10/5/17	473,246
1,320,000	2.85%, due 10/5/18	1,331,328
		4,132,917

See Notes to Financial Statements

6

Schedule of Investments Short Duration Bond Portfolio (Unaudited)
(cont'd)

PRINCIPAL AMOUNT		VALUE
Diversified Financial Services 0.6%
$850,000	AIG Global Funding, 2.15%, due 7/2/20	$849,328	(b)(c)(d)
Electric 1.3%
865,000	Dominion Energy, Inc., 2.58%, due 7/1/20	869,401
500,000	Dominion Resources, Inc., Ser. B , 1.60%, due 8/15/19	495,787
370,000	Southern Co., 1.55%, due 7/1/18	369,034
		1,734,222
Food 0.7%
995,000	Tyson Foods, Inc., 1.65%, due 5/30/19	997,183	(a)
Household Products—Wares 0.9%
1,250,000	Reckitt Benckiser Treasury Services PLC, 2.13%, due 9/21/18	1,255,131	(b)
Machinery—Construction & Mining 1.1%
1,540,000	Caterpillar Financial Services Corp., 2.10%, due 1/10/20	1,550,129
Media 0.3%
415,000	Thomson Reuters Corp., 1.65%, due 9/29/17	415,097
Miscellaneous Manufacturer 1.1%
1,420,000	Siemens Financieringsmaatschappij NV, 1.59%, due 3/16/20	1,423,429	(a)(b)
Oil & Gas 1.7%
	BP Capital Markets PLC
805,000	1.68%, due 5/3/19	802,322
1,515,000	2.52%, due 1/15/20	1,535,996
		2,338,318
Pharmaceuticals 1.9%
555,000	AbbVie, Inc., 1.80%, due 5/14/18	555,706
900,000	Mylan NV, 2.50%, due 6/7/19	907,226
1,080,000	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/19	1,075,033
		2,537,965
Pipelines 1.4%
	Enterprise Products Operating LLC
390,000	1.65%, due 5/7/18	389,676
1,525,000	2.55%, due 10/15/19	1,538,236
		1,927,912
Real Estate Investment Trusts 1.4%
1,945,000	Simon Property Group LP, 1.50%, due 2/1/18	1,943,568	(b)
Retail 1.5%
2,065,000	CVS Health Corp., 1.90%, due 7/20/18	2,070,385
Semiconductors 0.3%
455,000	QUALCOMM, Inc., 2.10%, due 5/20/20	457,062

See Notes to Financial Statements

7

Schedule of Investments Short Duration Bond Portfolio (Unaudited)
(cont'd)

PRINCIPAL AMOUNT		VALUE
Telecommunications 4.7%
	AT&T, Inc.
$1,860,000	1.40%, due 12/1/17	$1,858,479
1,250,000	2.30%, due 3/11/19	1,257,457
	Verizon Communications, Inc.
1,250,000	3.65%, due 9/14/18	1,277,732
2,040,000	1.38%, due 8/15/19	2,021,985
		6,415,653
	Total Corporate Bonds (Cost $63,469,836)	63,541,778
Asset-Backed Securities 13.7%
1,273,510	Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	1,273,150
800,000	Bank of America Credit Card Trust, Ser. 2017-A1, Class A1, 1.95%, due 8/15/22	802,644
2,800,000	Capital One Multi-Asset Execution Trust, Ser. 2016-A3, Class A3, 1.34%, due 4/15/22	2,778,816
4,200,000	Chase Issuance Trust, Ser. 2016-A5, Class A5, 1.27%, due 7/15/21	4,161,721
	Citibank Credit Card Issuance Trust
1,870,000	Ser. 2016-A1, Class A1, 1.75%, due 11/19/21	1,868,342
1,400,000	Ser. 2017-A3, Class A3, 1.92%, due 4/7/22	1,401,486
597,865	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, 1.25%, due 9/26/33	594,451	(a)
1,400,000	Ford Credit Auto Owner Trust, Ser. 2017-A, Class A3, 1.67%, due 6/15/21	1,398,954
991,420	Honda Auto Receivables Owner Trust, Ser. 2015-2, Class A3, 1.04%, due 2/21/19	990,055
904,352	SLM Student Loan Trust, Ser. 2013-2, Class A, 1.67%, due 6/25/43	901,252	(a)
1,011,265	Toyota Auto Receivables Owner Trust, Ser. 2015-A, Class A3, 1.12%, due 2/15/19	1,010,257
1,425,000	Verizon Owner Trust, Ser. 2016-1A, Class A, 1.42%, due 1/20/21	1,417,943	(b)
	Total Asset-Backed Securities (Cost $18,585,165)	18,599,071
NUMBER OF SHARES
Short-Term Investment 2.9%
Investment Company 2.9%
3,879,699	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.88% (Cost $3,879,699)	3,879,699	(e)(f)
	Total Investments 100.7% (Cost $136,853,351)	136,756,950
	Other Assets Less Liabilities (0.7)%	(914,749	)(g)
	Net Assets 100.0%	$135,842,201

(a)  Variable or floating rate security. The interest rate shown was the current rate as of June 30, 2017 and changes periodically.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At June 30, 2017, these securities amounted to $11,279,453 or 8.3% of net assets of the Fund. Securities denoted with (b) but without (e) have been deemed by the investment manager to be liquid.

(c)  When-issued security. Total value of all such securities at June 30, 2017, amounted to approximately $849,328, which represents 0.6% of net assets of the Fund.

(d)  Illiquid security.

(e)  Represents 7-day effective yield as of June 30, 2017.

See Notes to Financial Statements

8

Schedule of Investments Short Duration Bond Portfolio (Unaudited)
(cont'd)

(f)  All or a portion of this security is segregated in connection with obligations for when-issued securities and/or futures with a total value of $3,879,699.

(g)  Includes the impact of the Fund's open positions in derivatives at June 30, 2017.

Derivative Instruments

Futures contracts ("futures")

At June 30, 2017, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
9/29/2017	25 U.S. Treasury Note, 2 Year	Long	$(7,470)
Total			$(7,470)

At June 30, 2017, the notional value of futures for the Fund was $5,402,734 for long positions. At June 30, 2017, the Fund had $11,550 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended June 30, 2017, the average notional value of futures for the Fund was $5,474,594 for long positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$10,926,070	$—	$10,926,070
Mortgage-Backed Securities(a)	—	39,810,332	—	39,810,332
Corporate Bonds(a)	—	63,541,778	—	63,541,778
Asset-Backed Securities	—	18,599,071	—	18,599,071
Short-Term Investment	—	3,879,699	—	3,879,699
Total Investments	$—	$136,756,950	$—	$136,756,950

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

9

Schedule of Investments Short Duration Bond Portfolio (Unaudited)
(cont'd)

As of the six months ended June 30, 2017, no securities were transferred from one level (as of December 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of June 30, 2017:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Liabilities	$(7,470)	$—	$—	$(7,470)
Total	$(7,470)	$—	$—	$(7,470)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust
SHORT DURATION BOND PORTFOLIO
June 30, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$136,756,950
Cash collateral segregated for futures contracts (Note A)	11,550
Interest receivable	532,731
Receivable for variation margin on futures contracts (Note A)	5,411
Receivable for Fund shares sold	48,149
Prepaid expenses and other assets	5,591
Total Assets	137,360,382
Liabilities
Payable to investment manager (Note B)	28,027
Payable for securities purchased	1,257,070
Payable for Fund shares redeemed	78,946
Payable to administrator (Note B)	44,843
Payable to trustees	10,273
Accrued expenses and other payables	99,022
Total Liabilities	1,518,181
Net Assets	$135,842,201
Net Assets consist of:
Paid-in capital	$211,946,357
Undistributed net investment income/(loss)	2,832,153
Accumulated net realized gains/(losses) on investments	(78,832,438)
Net unrealized appreciation/(depreciation) in value of investments	(103,871)
Net Assets	$135,842,201
Shares Outstanding ($.001 par value; unlimited shares authorized)	12,805,356
Net Asset Value, offering and redemption price per share	$10.61
*Cost of Investments	$136,853,351

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Six Months Ended June 30, 2017
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$1,324,236
Expenses:
Investment management fees (Note B)	173,587
Administration fees (Note B)	277,740
Audit fees	28,350
Custodian and accounting fees	37,322
Insurance expense	3,015
Legal fees	40,102
Shareholder reports	17,100
Trustees' fees and expenses	21,551
Interest expense	389
Miscellaneous	2,181
Total expenses	601,337
Custodian out-of-pocket expenses refunded (Note F)	(143,479)
Total net expenses	457,858
Net investment income/(loss)	$866,378
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Sales of investment securities of unaffiliated issuers	(280,145)
Futures contracts	9,196
Change in net unrealized appreciation/(depreciation) in value of:
Unaffiliated investment securities	584,240
Futures contracts	(3,358)
Net gain/(loss) on investments	309,933
Net increase/(decrease) in net assets resulting from operations	$1,176,311

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$866,378	$1,087,133
Net realized gain/(loss) on investments	(270,949)	902,001
Change in net unrealized appreciation/(depreciation) of investments	580,882	(28,117)
Net increase/(decrease) in net assets resulting from operations	1,176,311	1,961,017
Distributions to Shareholders From (Note A):
Net investment income	—	(1,778,567)
From Fund Share Transactions (Note D):
Proceeds from shares sold	4,195,087	32,335,688
Proceeds from reinvestment of dividends and distributions	—	1,778,567
Payments for shares redeemed	(12,530,351)	(51,307,740)
Net increase/(decrease) from Fund share transactions	(8,335,264)	(17,193,485)
Net Increase/(Decrease) in Net Assets	(7,158,953)	(17,011,035)
Net Assets:
Beginning of period	143,001,154	160,012,189
End of period	$135,842,201	$143,001,154
Undistributed net investment income/(loss) at end of period	$2,832,153	$1,965,775

See Notes to Financial Statements

13

Notes to Financial Statements Short Duration Bond Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") currently offers only Class I shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type,

14

indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its

15

net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2017, the Fund did not have any unrecognized tax positions.

At June 30, 2017, the cost of investments on a U.S. federal income tax basis was $136,990,993. Gross unrealized appreciation of investments was $296,773 and gross unrealized depreciation of investments was $530,816 resulting in net unrealized depreciation of $234,043 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: paydown gains and losses and amortization of bond premium. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2016, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$—	$878,962	$(878,962)

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

Distributions Paid From:
Ordinary Income		Total
2016	2015	2016	2015
$1,778,567	$2,479,442	$1,778,567	$2,479,442

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,965,775	$—	$(1,099,108)	$(78,147,134)	$—	$(77,280,467)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: amortization of bond premium and mark-to-market adjustments on futures.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses

16

indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2016, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2017	2018
$45,541,698	$7,896,656
Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$22,865,846	$1,842,934

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the

17

application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Unaffiliated investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

12  Derivative instruments: The Fund's use of derivatives during the six months ended June 30, 2017, is described below. Please see the Schedule of Investments for the Fund's open position in derivatives at June 30, 2017. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the six months ended June 30, 2017, the Fund used U.S. Treasury futures to manage the duration of the Fund.

At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

18

At June 30, 2017, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Total
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(7,470)	$(7,470)
Total Value—Liabilities		$(7,470)	$(7,470)

(a)  "Futures" reflects the cumulative unrealized appreciation/(depreciation) of futures as of June 30, 2017, which is reflected in the Statement of Assets and Liabilities under the caption "Net unrealized appreciation/(depreciation) in value of investments." The current day's variation margin as of June 30, 2017, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended June 30, 2017, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Total
Futures	Net realized gain/(loss) on: futures contracts	$9,196	$9,196
Total Realized Gain/(Loss)		$9,196	$9,196

Change in Appreciation/(Depreciation)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Total
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(3,358)	$(3,358)
Total Change in Appreciation/(Depreciation)		$(3,358)	$(3,358)

The Fund adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. At June 30, 2017, the Fund had no derivatives eligible for offset or subject to an enforceable master netting or similar agreement.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

19

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the six months ended June 30, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Neuberger Berman BD LLC is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes fees payable to Management, interest (commitment fees relating to borrowings are treated as interest for purposes of this exclusion), taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2017, there was no repayment to Management under its contractual expense limitation.

At June 30, 2017, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Year Ending December 31,
			2014	2015	2016	2017
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2017	2018	2019	2020
Class I	1.00%	12/31/20	$—	$—	$—	$—

(a)  Expense limitation per annum of the respective Fund's average daily net assets.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund, was retained by Management through December 31, 2015, to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by NBFI under the Sub-Advisory Agreement are now provided by NBIA as of January 1, 2016.

20

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding futures) for the six months ended June 30, 2017 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$14,028,237	$39,241,801	$19,568,502	$42,135,497

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2017 and for the year ended December 31, 2016 was as follows:

	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
Shares Sold	397,327	3,059,430
Shares Issued on Reinvestment of Dividends and Distributions	—	168,745
Shares Redeemed	(1,185,454)	(4,838,177)
Total	(788,127)	(1,610,002)

Note E—Line of Credit:

At June 30, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30 2017. During the period ended June 30, 2017, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the period ended June 30, 2017.

Expenses Refunded	Interest Paid to the Fund
$143,479	$15,861

21

Note G—Recent Accounting Pronouncements:

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017 for reports with a period-end date after that date. Management is currently evaluating the impact, if any, that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

22

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014		2013	2012
	(Unaudited)
Net Asset Value, Beginning of Period	$10.52		$10.52	$10.66	$10.78		$10.95	$10.79
Income From Investment Operations:
Net Investment Income/(Loss)@	0.07		0.07	0.02	0.07		0.07	0.13
Net Gains or Losses on Securities (both realized and unrealized)	0.02		0.06	0.00	0.00		(0.00)	0.37
Total From Investment Operations	0.09		0.13	0.02	0.07		0.07	0.50
Less Distributions From:
Net Investment Income	—		(0.13)	(0.16)	(0.19)		(0.24)	(0.34)
Voluntary Contribution from Management	—		—	—	0.00		—	—
Net Asset Value, End of Period	$10.61		$10.52	$10.52	$10.66		$10.78	$10.95
Total Return†	0.86	%*‡	1.22%^	0.18%^	0.61	%µ	0.62%	4.61%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$135.8		$143.0	$160.0	$184.6		$227.7	$226.6
Ratio of Gross Expenses to Average Net Assets#	0.87	%**	0.88%	0.84%	0.82%		0.80%	0.82%
Ratio of Net Expenses to Average Net Assets	0.76	%**ß	0.88%	0.84%	0.82%		0.80%	0.82	%Ø
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.13	%**ß	0.68%	0.19%	0.69%		0.64%	1.20%
Portfolio Turnover Rate	40	%*	79%	65%	58%		72%	67%
See Notes to Financial Highlights

23

Notes to Financial Highlights Short Duration Bond Portfolio
(Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

*  Not annualized.

^  Had the Fund not received the class action proceeds in 2016, total return based on per share NAV for the year ended December 31, 2016 would have been 0.64%. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been 0.09%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

**  Annualized.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

Ratio of Net Expenses to Average Net Assets Six Months Ended June 30, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Six Months Ended June 30, 2017
0.87%	1.02%

Ø  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

‡  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return would have been 0.76%.

24

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

25

Neuberger Berman
Advisers Management Trust

Socially Responsive Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2017

B0738 08/17

Socially Responsive Portfolio Commentary

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio Class I generated a total return of 9.35% for the six months ended June 30, 2017, outperforming the 9.34% return of its benchmark, the S&P 500® Index (Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. markets continued their upward trajectory this year, partially driven by ongoing expectations of potential tax reform, regulatory relief, and infrastructure spending. Returns have been narrow, with mega-capitalization stocks driving significant returns.

On the economic front, the U.S. economy continued on its slow growth path, allowing the U.S. Federal Reserve (Fed) to raise interest rates twice, in line with expectations—even though increased business and consumer confidence has not yet resulted in a pickup in economic growth. In the near term, we anticipate strong consumer balance sheets, moderate wage inflation, and energy price declines to have a favorable impact on consumer spending, and believe overall business and economic conditions are suggestive of a stable, slow growth U.S. economy, absent any external shock.

The Fund's outperformance was driven by stock selection, primarily within the Financials, Consumer Discretionary and Materials sectors. Unilever, Progressive Corp., and Delphi Automotive were among top contributors. Unilever benefited from investor focus following its rejection of an unsolicited acquisition offer. Progressive continued its positive growth trajectory, and so did Delphi, benefitting from the secular trend towards vehicle safety, electrification and fuel efficiency improvements in the auto industry. Energy, Information Technology and Industrials allocations were a drag on the Fund relative to the Index, with Kroger, Noble Energy, and W.W. Grainger among individual detractors. Kroger and W.W. Grainger lowered earnings guidance for the year. Investors attributed the cut in guidance primarily to the impact of Amazon's entry into the industrial distribution and grocery end-markets, resulting in an outsized reaction to these stocks and compressed valuation multiples. Noble underperformed largely due to energy price declines. The Fund continues to hold all three positions.

Looking ahead, we anticipate the slow, positive growth trend in the U.S. to continue, based on ongoing strength in consumer spending and a lack of visible excesses in the economy. Actions by the Fed are likely to result in gradually rising interest rates, but, in our view, rates should remain in a range that is still supportive of growth.

Our primary concerns continue to be geopolitical. Domestically, the new administration's ability to negotiate with Congress on the framework for trade, tax, healthcare and immigration policies continues to be a risk and a likely source of equity volatility.

Outside the U.S., geopolitical volatility, especially in the Middle East, ongoing tensions with Russia, and the continued uncertainty created by Brexit could likely be sources of market volatility. Further, China's continuing efforts to strike a balance toward sustainable long-term growth will likely continue to mask visibility into the true state of their markets.

The narrowness of the market, in our view, has created potential longer-term opportunity. We continue to buy into businesses we believe demonstrate advantaged growth potential at attractive valuations, and to trim positions in line with our portfolio discipline.

We believe the businesses we own can translate top-line growth into stronger, advantaged bottom-line growth in a variety of economic environments, supported by competitive advantages, attractive return on capital profiles, and demonstrated leadership practices in environmental, social and governance (ESG) practices. We believe the Fund's holdings also have the balance sheet strength and free cash flow generation that could enable them to weather some degree of global economic turmoil, should it occur.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

1

Socially Responsive Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.9%
Consumer Staples	5.8
Energy	7.5
Financials	15.9
Health Care	15.7
Industrials	11.1
Information Technology	21.7
Materials	2.6
Real Estate	2.4
Telecommunication Services
Utilities	1.5
Short-Term Investments	1.9
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return
	Inception	Period Ended	Ended 06/30/2017
	Date	06/30/2017	1 Year	5 Years	10 Years	Life of Fund
Socially Responsive Portfolio Class I	02/18/1999	9.35%	18.53%	14.23%	6.44%	7.13%
Socially Responsive Portfolio Class S2	05/01/2006	9.22%	18.32%	14.03%	6.29%	7.04%
S&P 500® Index[1,3]		9.34%	17.90%	14.63%	7.18%	5.78%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.00% and 1.26% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.18% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2017 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is February 18, 1999, the inception date of the oldest share class.

2  Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") transferred to Neuberger Berman Fixed Income LLC ("NBFI") its rights and obligations pertaining to all services it provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman LLC ("Neuberger Berman") (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2017 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2017 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During the Period 1/1/17 – 6/30/17		Expense Ratio***
Class I	$1,000.00	$1,093.50	$4.98	*	0.96%
Class S	$1,000.00	$1,092.20	$6.07	*	1.17%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.03	$4.81	**	0.96%
Class S	$1,000.00	$1,018.99	$5.86	**	1.17%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

***  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded (see Note F of Notes to Financial Statements), the expense ratio would have been 0.97% and 1.17% for Class I and Class S, respectively. Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis.

4

Schedule of Investments Socially Responsive Portfolio (Unaudited) June 30, 2017

NUMBER OF SHARES		VALUE
Common Stocks 98.1%
Airlines 2.6%
107,232	Ryanair Holdings PLC ADR	$11,539,235	*
Auto Components 3.1%
152,299	Delphi Automotive PLC	13,349,007
Banks 5.3%
119,429	JPMorgan Chase & Co.	10,915,810
232,601	U.S. Bancorp	12,076,644
		22,992,454
Capital Markets 3.3%
214,908	Intercontinental Exchange, Inc.	14,166,735
Communications Equipment 3.2%
80,351	Motorola Solutions, Inc.	6,969,646
198,452	NetScout Systems, Inc.	6,826,749	*
		13,796,395
Consumer Finance 2.6%
134,784	American Express Co.	11,354,204
Electric Utilities 1.5%
107,020	Eversource Energy	6,497,184
Energy Equipment & Services 2.1%
136,384	Schlumberger Ltd.	8,979,523
Equity Real Estate Investment Trust 2.4%
306,376	Weyerhaeuser Co.	10,263,596
Food & Staples Retailing 2.3%
433,253	Kroger Co.	10,103,460
Health Care Equipment & Supplies 8.5%
68,627	Becton, Dickinson & Co.	13,389,814
150,095	Danaher Corp.	12,666,517
124,465	Medtronic PLC	11,046,269
		37,102,600
Health Care Providers & Services 5.1%
160,803	AmerisourceBergen Corp.	15,200,708
200,557	Premier, Inc. Class A	7,220,052	*
		22,420,760
NUMBER OF SHARES		VALUE
Household Durables 4.0%
327,929	Newell Brands, Inc.	$17,583,553
Industrial Conglomerates 2.2%
45,816	3M Co.	9,538,433
Insurance 4.8%
471,145	Progressive Corp.	20,772,783
Internet Software & Services 5.8%
12,926	Alphabet, Inc. Class A	12,017,044	*
383,698	eBay, Inc.	13,398,734	*
		25,415,778
IT Services 5.1%
182,675	Cognizant Technology Solutions Corp. Class A	12,129,620
82,902	MasterCard, Inc. Class A	10,068,448
		22,198,068
Media 3.6%
399,393	Comcast Corp. Class A	15,544,376
Oil, Gas & Consumable Fuels 5.4%
34,285	Cimarex Energy Co.	3,223,133
184,603	EQT Corp.	10,815,890
333,462	Noble Energy, Inc.	9,436,974
		23,475,997
Personal Products 3.5%
274,834	Unilever NV	15,190,075
Pharmaceuticals 2.0%
35,079	Roche Holding AG	8,933,457
Professional Services 1.6%
62,066	ManpowerGroup, Inc.	6,929,669
Road & Rail 1.8%
85,890	J.B. Hunt Transport Services, Inc.	7,848,628
Semiconductors & Semiconductor Equipment 4.6%
258,561	Texas Instruments, Inc.	19,891,098
Software 3.0%
98,950	Intuit, Inc.	13,141,549

See Notes to Financial Statements

5

Schedule of Investments Socially Responsive Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Specialty Chemicals 2.6%
258,754	Novozymes A/S B Shares	$11,323,357
Specialty Retail 1.8%
68,040	Advance Auto Parts, Inc.	7,932,784
Textiles, Apparel & Luxury Goods 1.5%
212,170	Gildan Activewear, Inc.	6,519,984
Trading Companies & Distributors 2.8%
68,595	W.W. Grainger, Inc.	12,383,455
	Total Common Stocks (Cost $306,148,925)	427,188,197
Short-Term Investments 1.9%
PRINCIPAL AMOUNT
Certificates of Deposit 0.0%(a)
$100,000	Self Help Credit Union,	100,000
	0.25%, due 7/2/17
100,000	Self Help Federal Credit	100,000
	Union, 0.25%, due 7/29/17
		200,000
NUMBER OF SHARES
Investment Company 1.9%
8,112,372	State Street Institutional Treasury Money Market Fund Premier Class, 0.83%	8,112,372	(b)
	Total Short-Term Investments (Cost $8,312,372)	8,312,372
	Total Investments 100.0% (Cost $314,461,297)	435,500,569
	Other Assets Less Liabilities (0.0)%(a)	(37,460)
	Net Assets 100.0%	$435,463,109

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Represents 7-day effective yield as of June 30, 2017.

See Notes to Financial Statements

6

Schedule of Investments Socially Responsive Portfolio (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of June 30, 2017:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$427,188,197	$—	$—	$427,188,197
Short-Term Investments	—	8,312,372	—	8,312,372
Total Investments	$427,188,197	$8,312,372	$—	$435,500,569

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2017, no securities were transferred from one level (as of December 31, 2016) to another.

See Notes to Financial Statements

7

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
June 30, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$435,500,569
Dividends and interest receivable	507,242
Receivable for Fund shares sold	16,446
Prepaid expenses and other assets	12,181
Total Assets	436,036,438
Liabilities
Payable to investment manager (Note B)	194,636
Payable for Fund shares redeemed	61,400
Payable to administrator—net (Note B)	125,102
Payable to trustees	9,947
Accrued expenses and other payables	182,244
Total Liabilities	573,329
Net Assets	$435,463,109
Net Assets consist of:
Paid-in capital	$285,518,507
Undistributed net investment income/(loss)	3,519,232
Accumulated net realized gains/(losses) on investments	25,384,849
Net unrealized appreciation/(depreciation) in value of investments	121,040,521
Net Assets	$435,463,109
Net Assets
Class I	$352,956,985
Class S	82,506,124
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	14,301,962
Class S	3,333,677
Net Asset Value, offering and redemption price per share
Class I	$24.68
Class S	24.75
*Cost of Investments	$314,461,297

See Notes to Financial Statements

8

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
For the Six Months Ended June 30, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$3,524,721
Interest income—unaffiliated issuers	23,310
Foreign taxes withheld (Note A)	(106,731)
Total income	$3,441,300
Expenses:
Investment management fees (Note B)	1,145,090
Administration fees (Note B):
Class I	515,125
Class S	121,502
Distribution fees (Note B):
Class S	101,252
Audit fees	23,088
Custodian and accounting fees	61,114
Insurance expense	6,745
Legal fees	98,835
Shareholder reports	61,638
Trustees' fees and expenses	21,705
Interest expense	7
Miscellaneous	10,986
Total expenses	2,167,087
Expenses reimbursed by Management (Note B)	(19,983)
Custodian out-of-pocket expenses refunded (Note F)	(48,363)
Total net expenses	2,098,741
Net investment income/(loss)	$1,342,559
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Sales of investment securities of unaffiliated issuers	9,340,180
Foreign currency	(3,831)
Change in net unrealized appreciation/(depreciation) in value of:
Unaffiliated investment securities	26,981,080
Foreign currency	16,995
Net gain/(loss) on investments	36,334,424
Net increase/(decrease) in net assets resulting from operations	$37,676,983

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SOCIALLY RESPONSIVE PORTFOLIO
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,342,559	$2,159,877
Net realized gain/(loss) on investments	9,336,349	16,771,457
Change in net unrealized appreciation/(depreciation) of investments	26,998,075	17,719,467
Net increase/(decrease) in net assets resulting from operations	37,676,983	36,650,801
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(2,189,849)
Class S	—	(369,048)
Net realized gain on investments:
Class I	—	(11,244,225)
Class S	—	(2,715,281)
Total distributions to shareholders	—	(16,518,403)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	5,837,006	12,634,893
Class S	2,223,672	7,310,759
Proceeds from reinvestment of dividends and distributions:
Class I	—	13,434,074
Class S	—	3,084,329
Payments for shares redeemed:
Class I	(12,491,333)	(21,038,136)
Class S	(5,031,119)	(10,854,996)
Net increase/(decrease) from Fund share transactions	(9,461,774)	4,570,923
Net Increase/(Decrease) in Net Assets	28,215,209	24,703,321
Net Assets:
Beginning of period	407,247,900	382,544,579
End of period	$435,463,109	$407,247,900
Undistributed net investment income/(loss) at end of period	$3,519,232	$2,176,673

See Notes to Financial Statements

10

Notes to Financial Statements Socially Responsive Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP")

11

provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4   Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis.

12

Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2017 was $19,838.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2017, the Fund did not have any unrecognized tax positions.

At June 30, 2017, the cost of investments on a U.S. federal income tax basis was $314,819,912. Gross unrealized appreciation of investments was $134,516,173 and gross unrealized depreciation of investments was $13,835,516 resulting in net unrealized appreciation of $120,680,657 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2016, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$—	$18,178	$(18,178)

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2016	2015	2016	2015	2016	2015
$2,558,897	$2,028,376	$13,959,506	$35,106,348	$16,518,403	$37,134,724

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$3,250,827	$15,361,774	$93,655,018	$—	$—	$112,267,619

13

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At June 30, 2017, the Fund estimated these amounts for the period January 1, 2017 to June 30, 2017 within the financial statements because the 2017 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2016, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Unaffiliated investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and

14

conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I. The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest (commitment fees relating to borrowings are treated as interest

15

for purposes of this exclusion), taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2017, there was no repayment to Management under its contractual expense limitation.

At June 30, 2017, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ending December 31,
			2014	2015	2016	2017
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2017	2018	2019	2020
Class I	1.30%	12/31/20	$—	$—	$—	$—
Class S	1.17%	12/31/20	44,917	46,277	54,583	19,983

(a)  Expense limitation per annum of the respective class' average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are now provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the six months ended June 30, 2017, there were purchase and sale transactions of long-term securities of $48,398,515 and $54,903,825, respectively.

During the six months ended June 30, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2017 and for the year ended December 31, 2016 was as follows:

For the Six Months Ended June 30, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	243,621	—	(523,191)	(279,570)
Class S	92,261	—	(209,177)	(116,916)

16

For the Year Ended December 31, 2016

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	588,560	626,297	(967,764)	247,093
Class S	327,963	143,191	(498,504)	(27,350)

Note E—Line of Credit:

At June 30, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30 2017. During the period ended June 30, 2017, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the period ended June 30, 2017.

Expenses Refunded	Interest Paid to the Fund
$48,363	$4,855

Note G—Recent Accounting Pronouncement:

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, for reports with a period-end date after that date. Management is currently evaluating the impact, if any, that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014		2013	2012
	(Unaudited)
Net Asset Value, Beginning of Period	$22.57		$21.46	$23.88	$21.72		$15.89	$14.35
Income From Investment Operations:
Net Investment Income/(Loss)@	0.08		0.13	0.16	0.15		0.09	0.15
Net Gains or Losses on Securities (both realized and unrealized)	2.03		1.94	(0.28)	2.10		5.87	1.43
Total From Investment Operations	2.11		2.07	(0.12)	2.25		5.96	1.58
Less Distributions From:
Net Investment Income	—		(0.16)	(0.14)	(0.09)		(0.13)	(0.04)
Net Realized Capital Gains	—		(0.80)	(2.16)	—		—	—
Total Distributions	—		(0.96)	(2.30)	(0.09)		(0.13)	(0.04)
Voluntary Contribution from Management	—		—	—	0.00		—	—
Net Asset Value, End of Period	$24.68		$22.57	$21.46	$23.88		$21.72	$15.89
Total Return†	9.35	%*^‡	9.86%	(0.46)%^	10.38	%µ	37.60%	10.98%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$353.0		$329.1	$307.6	$301.3		$244.2	$148.7
Ratio of Gross Expenses to Average Net Assets#	0.97	%**	1.00%	0.98%	0.98%		0.99%	1.03%
Ratio of Net Expenses to Average Net Assets	0.96	%**ß	1.00%	0.98%	0.98%		0.99%	1.03	%Ø
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.66	%**ß	0.59%	0.70%	0.68%		0.49%	0.98%
Portfolio Turnover Rate	12	%*	31%	24%	37%		29%	30%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014		2013	2012
	(Unaudited)
Net Asset Value, Beginning of Period	$22.66		$21.54	$23.93	$21.76		$15.92	$14.39
Income From Investment Operations:
Net Investment Income/(Loss)@	0.05		0.09	0.12	0.12		0.06	0.13
Net Gains or Losses on Securities (both realized and unrealized)	2.04		1.94	(0.27)	2.08		5.89	1.42
Total From Investment Operations	2.09		2.03	(0.15)	2.20		5.95	1.55
Less Distributions From:
Net Investment Income	—		(0.11)	(0.08)	(0.03)		(0.11)	(0.02)
Net Realized Capital Gains	—		(0.80)	(2.16)	—		—	—
Total Distributions	—		(0.91)	(2.24)	(0.03)		(0.11)	(0.02)
Voluntary Contribution from Management	—		—	—	0.00		—	—
Net Asset Value, End of Period	$24.75		$22.66	$21.54	$23.93		$21.76	$15.92
Total Return†	9.22	%*^‡	9.64%	(0.59)%^	10.11	%µ	37.41%	10.74%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$82.5		$78.2	$74.9	$81.1		$80.7	$66.7
Ratio of Gross Expenses to Average Net Assets#	1.22	%**	1.25%	1.23%	1.23%		1.24%	1.28%
Ratio of Net Expenses to Average Net Assets	1.17	%**ß	1.17%	1.17%	1.17%		1.17%	1.17	%Ø
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.45	%**ß	0.42%	0.52%	0.52%		0.32%	0.82%
Portfolio Turnover Rate	12	%*	31%	24%	37%		29%	30%

See Notes to Financial Highlights

19

Notes to Financial Highlights Socially Responsive Portfolio
(Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2017. The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015.

*  Not annualized.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

**  Annualized.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis. Had the Fund not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Six Months Ended June 30, 2017	Ratio of Net Investment Income/ (Loss) to Average Net Assets Six Months Ended June 30, 2017
Class I	0.97%	0.65%
Class S	1.17%	0.44%

Ø  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

‡  The Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2017.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

21

Item 2. Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman Advisers Management Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.
Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant's applicable semi-annual reports, which are included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the

Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)	(1)	Not applicable for the period covered by this Form N-CSR.
(a)	(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)	(3)	Not applicable to the Registrant.
(b)		The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: August 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:	August 22, 2017

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: August 22, 2017